Exhibit 99.2

Supplemental **Disclosure**

Quarter ended March 31, 2020

BRIXMOR Property Group | BRX LISTED NYSE

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended March 31, 2020

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Overview	14
Summary of Outstanding Debt	15
Covenant Disclosure	16
Investment Summary
Acquisitions	18
Dispositions	19
Anchor Space Repositioning Summary	20
Outparcel Development Summary	21
Redevelopment Summary	22
Future Redevelopment Opportunities	24
Portfolio Summary
Portfolio Overview	27
Portfolio Composition	28
Merchandise Mix Composition	29
Top Forty Retailers Ranked by ABR	30
New & Renewal Lease Summary	31
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	32
Lease Expiration Schedule	33
Properties by Largest US MSAs	34
Largest MSAs by ABR	36
Properties by State	39
Property List	40

Note: Financial and operational information is unaudited.

For additional information, please visit www.brixmor.com, follow Brixmor on Twitter at https://twitter.com/Brixmor, on Facebook at https://www.facebook.com/Brixmor, on Instagram at https://www.instagram.com/brixmorpopupshop and on Youtube at https://www.youtube.com/user/Brixmor, and find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Currently, one of the most significant factors that could cause actual outcomes to differ materially from forward-looking statements is the potential adverse effect of the current pandemic of the novel coronavirus, or COVID-19, on the financial condition, operating results and cash flows of the Company, its tenants, the real estate market, the global economy and the financial markets. The extent to which the COVID-19 pandemic impacts the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the direct and indirect economic effects of the pandemic and containment measures, and potential changes in consumer behavior, among others. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended March 31, 2020

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")	Contractual monthly base rent as of a specified date, under leases which have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent differs from how rent is calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for purposes of financial statements. See Straight-line Rent definition for additional information. For purposes of calculating ABR, all signed or commenced leases with an initial term of one year or greater are included.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases with an initial term of one year or greater, as of a specified date.

Development & Redevelopment Stabilization	Development and redevelopment projects are deemed stabilized upon reaching approximately 90% billed occupancy of the impacted space. Development projects are included in the operating portfolio upon the earlier of (i) reaching approximately 90% billed occupancy of the impacted space or (ii) one year after the associated assets are placed in service.

EBITDA, EBITDAre, Adjusted EBITDA & Cash Adjusted EBITDA
Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (loss) calculated in accordance with GAAP excluding (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre represents EBITDA excluding (i) gains and losses on the sale of certain real estate assets and (ii) impairment write-downs of certain real estate assets, and after adjustments for unconsolidated joint ventures calculated to reflect EBITDAre on the same basis. Adjusted EBITDA represents EBITDAre excluding (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA excluding (i) straight-line rental income, net, (ii) accretion of above- and below-market leases and tenant inducements, net and (iii) straight-line ground rent expense.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases with an initial term of one year or greater, as of a specified date.

LIBOR	London Interbank Offered Rate.

Metropolitan Statistical Area ("MSA")
Defined by the United States Office of Management and Budget as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

NAREIT	National Association of Real Estate Investment Trusts.

NAREIT Funds From Operations (“FFO")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to NAREIT FFO is provided on page 8.
NAREIT defines FFO as net income (loss), calculated in accordance with GAAP, excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control and (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

Net Effective Rent	Average ABR PSF over the lease term adjusted for tenant improvements and allowances, third party leasing commissions and tenant specific landlord work.

Net Operating Income ("NOI")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents and other revenues) less direct property operating expenses (operating costs and real estate taxes). NOI excludes (i) corporate level expenses (including general and administrative), (ii) lease termination fees, (iii) straight-line rental income, net, (iv) accretion of above-and below-market leases and tenant inducements and (v) straight-line ground rent expense.

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

NOI Yield
Calculated as the projected incremental NOI as a percentage of the incremental third party costs of a specified project, net of any project specific credits (i.e. lease termination fees or other ancillary credits).

Non-owned Major Tenants	Also known as shadow anchors. Represents tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development
Construction of a new freestanding building, separate from the main retail buildings and generally located on the outer edge of a property. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new building.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration, significant remerchandising and upgrades or demolition of a portion of the shopping center to accommodate new retailers.

Reinvestment Projects	Represents anchor space repositioning, outparcel development, or redevelopment projects.

Rent Spread	Represents the percentage change in contractual ABR PSF in the first year of the new lease relative to contractual ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable.

New Rent Spread
Includes new leases signed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months and new leases signed on first generation space are non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread
Includes renewal leases signed with the same tenant in all or a portion of the same location or that include the expansion into space that was occupied within the prior 12 months. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months are non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal and option leases.

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 1

GLOSSARY OF TERMS

Term	Definition
Same Property NOI
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of Same Property NOI to net income is provided on page 11.
Represents NOI of properties owned for the entirety of both periods excluding properties under development and completed New Development properties which have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance entity.

	Number of Properties in Same Property NOI Analysis:
		Three Months Ended 3/31/20
	Total properties in Brixmor Property Group portfolio	400
	Acquired properties excluded from Same Property NOI	(2)
	Additional exclusions	(4)
	Same Property NOI pool	394

	In addition, two outparcels acquired in 2020 and 2019 are excluded from the Same Property NOI pool for the three months ended March 31, 2020 and 2019. The balance of the shopping centers where those outparcels exist are included in the Same Property NOI pool. Additional exclusions include four properties that were subject to partial dispositions in 2020 and 2019.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Straight-line Rent	Non-cash revenue related to GAAP requirement to average a tenant's contractual base rent over the life of the lease.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

COVID-19

The Company expects the economic impact of the novel strain of coronavirus (“COVID-19”) to more adversely impact operating results for the second and third quarters of 2020 than results for the quarter ended March 31, 2020. Portfolio data presented in the Supplemental Disclosure for the quarter ended March 31, 2020 reflects the contractual obligations of tenants. Due to COVID-19, there is inherent uncertainty as it relates to the Company’s reinvestment projects, specifically with respect to expected project scopes, expected stabilization dates and expected NOI yields. For additional information refer to Form 10-Q, filed with the Securities and Exchange Commission (‘SEC”) on May 7, 2020.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted • EBITDA & Cash Adjusted EBITDA	Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA is useful to investors in measuring its operating performance because the definition excludes items included in net income that do not relate to or are not indicative of the operating performance of the Company’s real estate, such as interest expense, federal and state taxes, and depreciation and amortization. The Company believes EBITDAre is also useful to investors as it further eliminates disparities in EBITDA due to gains and losses on the sale of certain real estate assets and impairment write-downs of certain real estate assets during the period presented and therefore provides a more consistent metric for comparing the operating performance of the Company’s real estate between periods. The Company believes Adjusted EBITDA, which further eliminates disparities in EBITDAre due to gains and losses on extinguishment of debt and other items that the Company believes are not indicative of the Company’s operating performance, and Cash Adjusted EBITDA, which further eliminates straight-line rental income, net, accretion of above- and below-market leases and tenant inducements, net, and straight-line ground rent expense, are also useful to investors in understanding the Company’s operating performance.

• NAREIT FFO
Considering the nature of its business as a real estate owner and operator, the Company believes that NAREIT FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets.

• NOI and Same Property NOI
Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its property portfolio because the definition excludes various items included in net income that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as depreciation and amortization and corporate level expenses (including general and administrative). The Company believes Same Property NOI is also useful to investors as it further eliminates disparities in NOI due to the acquisition or disposition of properties or the stabilization of completed New Development properties during the period presented and therefore provides a more consistent metric for comparing the operating performance of the Company’s real estate between periods.

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 2

RESULTS OVERVIEW & GUIDANCE
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended
Summary Financial Results	3/31/20	3/31/19
Total revenues (page 6)	$ 282,301	$ 291,139
Net income (page 6)	59,781	62,900
Net income per diluted share (page 6)	0.20	0.21
Adjusted EBITDA (page 7)	187,173	191,903
Cash Adjusted EBITDA (page 7)	185,974	182,782
NAREIT FFO (page 8)	137,494	142,807
NAREIT FFO per diluted share (page 8)	0.46	0.48
Items that impact FFO comparability, net per share (page 8)	(0.00)	(0.00)
Dividends declared per share (page 8)	0.285	0.280
Dividend payout ratio (as % of NAREIT FFO) (page 8)	61.4%	58.4%
NOI (page 10)	206,494	206,665

	Three Months Ended
Summary Operating and Financial Ratios	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19
NOI margin (page 10)	73.8%	73.4%	74.0%	74.1%	73.5%
Same property NOI growth (page 11) (1)	3.0%	5.1%	4.4%	1.8%	2.0%
Fixed charge coverage (page 15)	4.0x	4.1x	4.1x	4.0x	4.1x
Net principal debt to Adjusted EBITDA (page 13) (2)	6.6x	6.3x	6.2x	6.4x	6.4x

Outstanding Classes of Stock	As of 3/31/20	As of 12/31/19	As of 9/30/19	As of 6/30/19	As of 3/31/19
Common shares outstanding (page 13)	296,449	297,857	297,846	297,846	297,987

Summary Portfolio Statistics (3)	As of 3/31/20	As of 12/31/19	As of 9/30/19	As of 6/30/19	As of 3/31/19
Number of properties (page 27)	400	403	409	421	422
Percent billed (page 27)	89.1%	89.3%	88.6%	87.5%	87.5%
Percent leased (page 27)	92.2%	92.4%	91.9%	91.5%	91.1%
ABR PSF (page 27)	$ 14.80	$ 14.74	$ 14.59	$ 14.39	$ 14.32
New lease rent spread (page 31)	23.7%	33.3%	30.5%	30.4%	32.7%
New & renewal lease rent spread (page 31)	10.2%	12.9%	13.3%	13.9%	12.3%
Total - new, renewal & option lease rent spread (page 31)	9.3%	10.9%	11.1%	11.7%	9.8%
Total - new, renewal & option GLA (page 31)	2,347,315	2,681,748	3,623,347	3,299,874	3,184,376

2020 Guidance	Current	Previous (at 2/10/20) (4)(5)	YTD
NAREIT FFO per diluted share	Withdrawn	$1.90 - $1.97	$0.46
Same property NOI growth	Withdrawn	3.00% - 3.50%	3.0%

(1) Reflects same property NOI as reported for the specified period.
(2) For purposes of financial ratios, Adjusted EBITDA is annualized based on current quarter results.
(3) Reflects portfolio statistics as reported for the specified period.
(4) Does not include any expectations of additional one-time items, including, but not limited to, litigation and other non-routine legal expenses.
(5) Includes prospective capital recycling.

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended March 31, 2020

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	As of	As of
	3/31/20	12/31/19
Assets
Real estate
Land	$1,764,323	$1,767,029
Buildings and tenant improvements	7,614,353	7,593,444
Construction in progress	167,701	148,163
Lease intangibles	603,206	614,964
	10,149,583	10,123,600
Accumulated depreciation and amortization	(2,527,011)	(2,481,250)
Real estate, net	7,622,572	7,642,350
Cash and cash equivalents	584,830	19,097
Restricted cash	2,261	2,426
Marketable securities	17,550	18,054
Receivables, net	232,217	234,246
Deferred charges and prepaid expenses, net	143,949	143,973
Real estate assets held for sale	4,649	22,171
Other assets	54,055	60,179
Total assets	$8,662,083	$8,142,496

Liabilities
Debt obligations, net	$5,494,199	$4,861,185
Accounts payable, accrued expenses and other liabilities	498,531	537,454
Total liabilities	5,992,730	5,398,639

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
305,576,438 and 305,334,144 shares issued and 296,449,446 and 297,857,267
shares outstanding	2,964	2,979
Additional paid-in capital	3,205,072	3,230,625
Accumulated other comprehensive loss	(33,242)	(9,543)
Distributions in excess of net income	(505,441)	(480,204)
Total equity	2,669,353	2,743,857
Total liabilities and equity	$8,662,083	$8,142,496

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/20	3/31/19
Revenues
Rental income	$280,402	$289,955
Other revenues	1,899	1,184
Total revenues	282,301	291,139

Operating expenses
Operating costs	30,356	31,258
Real estate taxes	42,864	43,326
Depreciation and amortization	83,017	85,395
Impairment of real estate assets	4,598	3,112
General and administrative	22,597	25,443
Total operating expenses	183,432	188,534

Other income (expense)
Dividends and interest	124	147
Interest expense	(47,354)	(46,666)
Gain on sale of real estate assets	8,905	7,602
Gain (loss) on extinguishment of debt, net	(5)	30
Other	(758)	(818)
Total other expense	(39,088)	(39,705)

Net income	$59,781	$62,900

Net income per common share:
Basic	$0.20	$0.21
Diluted	$0.20	$0.21
Weighted average shares:
Basic	297,841	298,599
Diluted	298,264	299,029

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 6

EBITDA
Unaudited, dollars in thousands

	Three Months Ended
	3/31/20	3/31/19

Net income	$59,781	$62,900
Interest expense	47,354	46,666
Federal and state taxes	789	755
Depreciation and amortization	83,017	85,395
EBITDA	190,941	195,716
Gain on sale of real estate assets	(8,905)	(7,602)
Impairment of real estate assets	4,598	3,112
EBITDAre	$186,634	$191,226

EBITDAre	$186,634	$191,226
Litigation and other non-routine legal expenses	522	697
Transaction expenses	12	10
Gain (loss) on extinguishment of debt, net	5	(30)
Total adjustments	539	677
Adjusted EBITDA	$187,173	$191,903

Adjusted EBITDA	$187,173	$191,903
Straight-line rental income, net	2,137	(5,036)
Accretion of above- and below-market leases and tenant inducements, net	(3,371)	(4,116)
Straight-line ground rent expense (1)	35	31
Total adjustments	(1,199)	(9,121)
Cash Adjusted EBITDA	$185,974	$182,782

(1) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 7

FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/20	3/31/19

Net income	$59,781	$62,900
Depreciation and amortization related to real estate	82,020	84,397
Gain on sale of real estate assets	(8,905)	(7,602)
Impairment of real estate assets	4,598	3,112
NAREIT FFO	$137,494	$142,807

NAREIT FFO per diluted share	$0.46	$0.48
Weighted average diluted shares outstanding	298,264	299,029

Items that impact FFO comparability
Litigation and other non-routine legal expenses	$(522)	$(697)
Transaction expenses	(12)	(10)
Gain (loss) on extinguishment of debt, net	(5)	30
Total items that impact FFO comparability	$(539)	$(677)
Items that impact FFO comparability, net per share	$(0.00)	$(0.00)

Additional Disclosures
Straight-line rental income, net	$(2,137)	$5,036
Accretion of above- and below-market leases and tenant inducements, net	3,371	4,116
Straight-line ground rent expense (1)	(35)	(31)

Dividends declared per share	$0.285	$0.280
Dividends declared	$84,488	$83,436
Dividend payout ratio (as % of NAREIT FFO)	61.4%	58.4%

(1) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	As of	As of
	3/31/20	12/31/19

Receivables, net
Straight-line rent receivable, net	$137,893	$140,205
Tenant receivables, net	84,793	84,389
Other	9,531	9,652
Total receivables, net	$232,217	$234,246

Deferred charges and prepaid expenses, net
Deferred charges, net	$123,244	$124,804
Prepaid expenses, net	20,705	19,169
Total deferred charges and prepaid expenses, net	$143,949	$143,973

Other assets
Right-of-use asset	$36,836	$39,860
Furniture, fixtures and leasehold improvements, net	11,875	12,509
Interest rate swaps	—	3,795
Other	5,344	4,015
Total other assets	$54,055	$60,179

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$197,507	$248,214
Below market leases, net	100,081	105,034
Dividends payable	86,651	87,205
Lease liability	41,433	44,707
Interest rate swaps	33,532	13,449
Real estate liabilities held for sale	107	415
Other	39,220	38,430
Total accounts payable, accrued expenses and other liabilities	$498,531	$537,454

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL
Unaudited, dollars in thousands

	Three Months Ended
	3/31/20	3/31/19
Net Operating Income Detail
Base rent	$212,847	$211,069
Expense reimbursements	65,039	64,954
Revenues deemed uncollectible	(6,226)	(2,844)
Ancillary and other rental income / Other revenues	6,123	5,170
Percentage rents	1,896	2,869
Operating costs	(30,321)	(31,227)
Real estate taxes	(42,864)	(43,326)
Net operating income	$206,494	$206,665

Operating Ratios
NOI margin (NOI / revenues)	73.8%	73.5%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	88.9%	87.1%

Reconciliation of Net Operating Income to Net Income
Net operating income	$206,494	$206,665
Lease termination fees	1,388	769
Straight-line rental income, net	(2,137)	5,036
Accretion of above- and below-market leases and tenant inducements, net	3,371	4,116
Straight-line ground rent expense (1)	(35)	(31)
Depreciation and amortization	(83,017)	(85,395)
Impairment of real estate assets	(4,598)	(3,112)
General and administrative	(22,597)	(25,443)
Total other expense	(39,088)	(39,705)
Net income	$59,781	$62,900

Supplemental Statement of Operations Detail
Rental income
Base rent	$212,847	$211,069
Expense reimbursements	65,039	64,954
Revenues deemed uncollectible	(6,226)	(2,844)
Lease termination fees	1,388	769
Straight-line rental income, net	(2,137)	5,036
Accretion of above- and below-market leases and tenant inducements, net	3,371	4,116
Ancillary and other rental income	4,224	3,986
Percentage rents	1,896	2,869
Total rental income	$280,402	$289,955

Other revenues	$1,899	$1,184

Interest expense
Mortgage, note and other interest	$39,986	$33,033
Unsecured credit facility and term loan interest	6,747	12,004
Capitalized interest	(1,063)	(626)
Deferred financing cost amortization	1,763	1,787
Debt premium / discount amortization, net	(79)	468
Total interest expense	$47,354	$46,666

Other
Federal and state taxes	$789	$755
Other	(31)	63
Total other	$758	$818

Additional General and Administrative Disclosures
Capitalized construction compensation costs	$3,497	$3,323
Capitalized leasing legal costs (2)	24	—
Capitalized leasing commission costs	1,363	1,189
Equity based compensation, net	2,652	2,477

(1) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.
(2) Capitalized leasing legal costs represent incremental direct costs associated with the execution of a lease.

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 10

SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended
	3/31/20	3/31/19	Change
Same Property NOI Analysis
Number of properties	394	394	—
Percent billed	89.3%	87.8%	1.5%
Percent leased	92.5%	91.4%	1.1%

Revenues
Base rent	$208,429	$200,484
Expense reimbursements	63,850	61,889
Revenues deemed uncollectible	(6,052)	(2,718)
Ancillary and other rental income / Other revenues	6,025	4,743
Percentage rents	1,854	2,863
	274,106	267,261	2.6%
Operating expenses
Operating costs	(29,546)	(29,356)
Real estate taxes	(41,963)	(41,202)
	(71,509)	(70,558)	1.3%
Same property NOI	$202,597	$196,703	3.0%

NOI margin	73.9%	73.6%
Expense recovery ratio	89.3%	87.7%

Percent Contribution to Same Property NOI Growth:
	Change	Percent Contribution
Base rent	$7,945	4.0%
Revenues deemed uncollectible	(3,334)	(1.7)%
Net recoveries	1,010	0.5%
Ancillary and other rental income / Other revenues	1,282	0.7%
Percentage rents	(1,009)	(0.5)%
		3.0%

Reconciliation of Net Income to Same Property NOI
Same property NOI	$202,597	$196,703
Adjustments:
Non-same property NOI	3,897	9,962
Lease termination fees	1,388	769
Straight-line rental income, net	(2,137)	5,036
Accretion of above- and below-market leases and tenant inducements, net	3,371	4,116
Straight-line ground rent expense	(35)	(31)
Depreciation and amortization	(83,017)	(85,395)
Impairment of real estate assets	(4,598)	(3,112)
General and administrative	(22,597)	(25,443)
Total other expense	(39,088)	(39,705)
Net income	$59,781	$62,900

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 11

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

	Three Months Ended
	3/31/20	3/31/19
Leasing related:
Tenant improvements and tenant inducements	$15,546	$14,912
External leasing commissions	1,606	1,848
	17,152	16,760

Maintenance capital expenditures (1)	6,536	5,847
Total leasing related and maintenance capital expenditures	$23,688	$22,607

Value-enhancing:
Anchor space repositionings	$13,346	$15,017
Outparcel developments	3,665	2,105
Redevelopments	26,116	22,198
New development	305	1,188
Other (2)	6,356	2,792
Total value-enhancing capital expenditures	$49,788	$43,300

(1) Excludes costs related to Hurricane Michael recoveries, as they have been or are expected to be reimbursed by the Company's insurance carrier.
(2) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades and solar array installations.

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			3/31/20	12/31/19
Equity Capitalization:
Common shares outstanding			296,449	297,857
Common share price			$9.50	$21.61
Total equity capitalization			$2,816,266	$6,436,690

Debt:
Revolving credit facility			$645,500	$7,000
Term loans			650,000	650,000
Unsecured notes			4,218,453	4,218,453
Secured mortgage			—	7,000
Total principal debt			5,513,953	4,882,453
Add: Net unamortized premium			11,003	11,289
Less: Deferred financing fees			(30,757)	(32,557)
Total debt			5,494,199	4,861,185
Less: Cash, cash equivalents and restricted cash			(587,091)	(21,523)
Net debt			$4,907,108	$4,839,662

Total market capitalization:			$7,723,374	$11,276,352

Liquidity:
Cash and cash equivalents and restricted cash			$587,091	$21,523
Available under revolving credit facility (1)			598,780	1,237,280
			$1,185,871	$1,258,803

Ratios:
Principal debt to total market capitalization			71.4%	43.3%
Principal debt to total assets, before depreciation			49.3%	46.0%
Secured principal debt to total assets, before depreciation			—	0.1%
Net principal debt to Adjusted EBITDA (2)			6.6x	6.3x
Unencumbered assets to unsecured debt			2.0x	2.2x
Interest coverage (Adjusted EBITDA / interest expense) (2)			4.0x	4.1x
Fixed charge coverage (Adjusted EBITDA / (interest expense + scheduled principal payments)) (2)			4.0x	4.1x

			As of	As of
			3/31/20	12/31/19
Percentage of total debt:
Fixed			86.5%	97.8%
Variable			13.5%	2.2%
Unencumbered summary:
Percent of properties			100.0%	99.8%
Percent of ABR			100.0%	99.9%
Percent of NOI			100.0%	99.9%
Weighted average maturity (years):
Fixed			5.2	5.4
Variable			2.8	2.2
Total			4.9	5.4

Credit Ratings & Outlook: (3)

Fitch Ratings	BBB-	Positive
Moody's Investors Service	Baa3	Stable
Standard & Poor's Ratings Services	BBB-	Stable

(1) Funds available under the revolving credit facility are reduced by five outstanding letters of credit totaling $5.7 million.
(2) For purposes of financial ratios, Adjusted EBITDA is annualized based on the current quarter results.
(3) As of May 7, 2020.

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 13

DEBT OVERVIEW
Unaudited, dollars in thousands

Maturity Schedule - Debt obligations
	Year		Maturities	Weighted Average Stated Interest Rate (1)
	2020		$—	—
	2021		—	—
	2022		750,000	3.39%
	2023		1,495,500	2.52%
	2024		800,000	3.73%
	2025		700,000	3.85%
	2026		607,542	4.17%
	2027		400,000	3.90%
	2028		7,708	6.90%
	2029		753,203	4.14%
	Total Debt Maturities		$5,513,953	3.49%

	Net unamortized premium		11,003
	Deferred financing costs		(30,757)
	Debt obligations, net		$5,494,199

Detailed Maturity Schedule - Debt obligations

	Variable Rate and Fixed Rate Unsecured Notes		Variable Rate and Fixed Rate Unsecured Credit Facility / Term Loans
Year	Maturities	Weighted Average Stated Interest Rate (1)	Maturities	Weighted Average Stated Interest Rate (1)
2020	$—	—	$—	—
2021	—	—	—	—
2022	750,000	3.39%	—	—
2023	500,000	3.25%	995,500	2.16%
2024	500,000	3.65%	300,000	3.86%
2025	700,000	3.85%	—	—
2026	607,542	4.17%	—	—
2027	400,000	3.90%	—	—
2028	7,708	6.90%	—	—
2029	753,203	4.14%	—	—
Total Debt Maturities	$4,218,453	3.78%	$1,295,500	2.55%

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 14

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

		Outstanding	Weighted Average	Maturity	Percent of
Loan / Property Name		Balance	Stated Interest Rate (1)	Date	Total Indebtedness
FIXED RATE DEBT:
Unsecured fixed rate debt
Term Loan Facility - $350,000 (2)		$350,000	2.36%	12/12/23	6.35%
Term Loan Facility - $300,000 (3)		300,000	3.86%	7/26/24	5.44%
TOTAL UNSECURED FIXED RATE DEBT		650,000	3.05%		11.79%

Unsecured Notes
2022 Brixmor OP Notes (4)		150,000	2.16%	2/1/22	2.72%
3.88%, 2022 Brixmor OP Notes		500,000	3.88%	8/15/22	9.07%
3.25%, 2023 Brixmor OP Notes		500,000	3.25%	9/15/23	9.07%
3.65%, 2024 Brixmor OP Notes		500,000	3.65%	6/15/24	9.07%
3.85%, 2025 Brixmor OP Notes		700,000	3.85%	2/1/25	12.70%
4.13%, 2026 Brixmor OP Notes		600,000	4.13%	6/15/26	10.88%
7.97%, 2026 Brixmor LLC Notes		694	7.97%	8/14/26	0.01%
7.65%, 2026 Brixmor LLC Notes		6,100	7.65%	11/2/26	0.11%
7.68%, 2026 Brixmor LLC Notes I		748	7.68%	11/2/26	0.01%
3.90%, 2027 Brixmor OP Notes		400,000	3.90%	3/15/27	7.25%
6.90%, 2028 Brixmor LLC Notes I		2,222	6.90%	2/15/28	0.04%
6.90%, 2028 Brixmor LLC Notes II		5,486	6.90%	2/15/28	0.10%
4.13%, 2029 Brixmor OP Notes		750,000	4.13%	5/15/29	13.60%
7.50%, 2029 Brixmor LLC Notes		3,203	7.50%	7/30/29	0.06%
TOTAL FIXED RATE UNSECURED NOTES		4,118,453	3.81%		74.69%

TOTAL FIXED RATE DEBT		$4,768,453	3.70%		86.48%

UNSECURED VARIABLE RATE DEBT:
Revolving Credit Facility (LIBOR + 110 basis points)		$645,500	2.05%	2/28/23	11.71%
2022 Brixmor OP Notes (LIBOR + 105 basis points)		100,000	2.81%	2/1/22	1.81%
TOTAL UNSECURED VARIABLE RATE DEBT		745,500	2.15%		13.52%

TOTAL VARIABLE RATE DEBT		$745,500	2.15%		13.52%

TOTAL DEBT OBLIGATIONS		$5,513,953	3.49%		100.00%

	Net unamortized premium	11,003
	Deferred financing costs	(30,757)
	DEBT OBLIGATIONS, NET	$5,494,199

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective November 1, 2016, the Term Loan Facility - $350,000 is swapped from one-month LIBOR to a fixed rate of 1.113% (plus a spread of 125 basis points) through July 30, 2021.
(3) Effective January 2, 2019, the Term Loan Facility - $300,000 is swapped from one-month LIBOR to a fixed, combined rate of 2.611% (plus a spread of 125 basis points) through July 26, 2024.
(4) Effective November 1, 2016, $150,000 of the 2022 Brixmor OP Notes is swapped from three-month LIBOR to a fixed rate of 1.113% (plus a spread of 105 basis points) through July 30, 2021.

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 15

COVENANT DISCLOSURE
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	3/31/20

I. Aggregate debt test	< 65%	50.3%
Total Debt		5,494,199
Total Assets		10,920,041

II. Secured debt test (1)	< 40%	N/A
Total Secured Debt (1)		—
Total Assets		10,920,041

III. Unencumbered asset ratio	> 150%	198.8%
Total Unencumbered Assets		10,920,041
Unsecured Debt		5,494,199

IV. Debt service test	> 1.5x	3.8x
Consolidated EBITDA		757,560
Annual Debt Service Charge		198,237

(1) The Company had no secured debt as of March 31, 2020.

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms, please refer to the Prospectus Supplement filed by the OP with the SEC on August 13, 2019 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	3/31/20

I. Leverage ratio	< 60%	38.7%
Total Outstanding Indebtedness		5,513,953
Balance Sheet Cash (1)		594,826
Total Asset Value		12,697,623

II. Secured leverage ratio (2)	< 40%	N/A
Total Secured Indebtedness (2)		—
Balance Sheet Cash (1)		594,826
Total Asset Value		12,697,623

III. Unsecured leverage ratio	< 60%	38.8%
Total Unsecured Indebtedness		5,513,953
Unrestricted Cash (3)		592,565
Unencumbered Asset Value		12,697,623

IV. Fixed charge coverage ratio (4)	> 1.5x	4.2x
Total Net Operating Income (4)		824,621
Capital Expenditure Reserve		10,521
Fixed Charges		195,768

(1) Balance Sheet Cash consists of Cash and cash equivalents, Restricted cash and certain Marketable securities.
(2) The Company had no secured indebtedness as of March 31, 2020.
(3) Unrestricted Cash consists of Cash and cash equivalents and certain Marketable securities.
(4) On April 29, 2020, the OP amended its senior unsecured credit facilities, changing the covenant calculation reference period for calculating net operating income to the most recent twelve months for which it reported financial results from the most recent six months for which it reported financial results, annualized.

For detailed descriptions of the unsecured credit facility covenant calculations and definitions of capitalized terms, please refer to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 12, 2018 filed as Exhibit 10.26 to Form 10-K, filed with the SEC on February 11, 2019.

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 16

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended March 31, 2020

ACQUISITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Purchase Date	Purchase Price	GLA / Acres	Percent Leased	ABR PSF	Major Tenants

Three Months Ended March 31, 2020
Land adjacent to Shops at Palm Lakes	Miami-Fort Lauderdale-West Palm Beach, FL	2/26/20	$2,000	1.2 acres	-	-	-
			$2,000	1.2 acres

	TOTAL - THREE MONTHS ENDED MARCH 31, 2020		$2,000	1.2 acres

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 18

DISPOSITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Sale Date	Sale Price	GLA	Percent Leased	ABR PSF (1)	Major Tenants (2)

Three Months Ended March 31, 2020
Mohawk Acres Plaza	Utica-Rome, NY	2/3/20	$9,450	156,680	81.8%	$22.01	Price Chopper, Family Dollar
Valley View Plaza	Marion, IN	2/7/20	3,200	29,974	79.0%	14.91	Aaron's
Lakes Crossing - Chick-fil-A Outparcel (3)	Muskegon, MI	2/25/20	1,300	4,990	100.0%	17.03	-
Stone Mill Plaza	Lancaster, PA	3/13/20	16,650	106,736	88.5%	13.13	Giant Food (Ahold Delhaize)
Southland Shopping Center - BJ's Wholesale Club (3)	Cleveland-Elyria, OH	3/27/20	11,200	109,309	100.0%	10.49	BJ's Wholesale Club
			$41,800	407,689

	TOTAL - THREE MONTHS ENDED MARCH 31, 2020		$41,800	407,689

(1) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(2) Major tenants exclude non-owned major tenants.
(3) Represents partial sale of property. Data presented reflects only the portion of property sold.

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 19

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

	Property Name	MSA			Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended March 31, 2020
1	Park Hills Plaza	Altoona, PA			Remerchandise former Toys"R"Us with a 33K SF Burlington Stores
In Process Projects
2	Springdale - Phase III	Mobile, AL			Remerchandise former Burlington Stores (relocated within center) with a 46K SF Conn's HomePlus and additional retailers
3	Gateway Plaza - Vallejo	Vallejo-Fairfield, CA			Remerchandise former Toys"R"Us with a 45K SF LA Fitness
4	Aurora Plaza	Denver-Aurora-Lakewood, CO			Combine former Gen-X and Techno Rescue for 48K SF Chuze Fitness
5	East Port Plaza	Port St. Lucie, FL			Remerchandise remaining 51K SF portion of the former Kmart with Urban Air Adventure Park
6	Coastal Way - Coastal Landing	Tampa-St. Petersburg-Clearwater, FL			Remerchandise former hhgregg with a 22K SF HomeGoods
7	Annex of Arlington	Chicago-Naperville-Elgin, IL-IN-WI			Relocate and expand Binny’s Beverage Depot to 34K SF, replacing a former hhgregg and remerchandise former Binny’s Beverage Depot with additional retailers
8	Southfield Plaza	Chicago-Naperville-Elgin, IL-IN-WI			Relocate 2K SF H&R block within center to accommodate combining former Payless ShoeSource, Rent-A-Center and additional small shop space for an 18K SF Planet Fitness
9	Wendover Place	Greensboro-High Point, NC			Remerchandise former Babies"R"Us with a 44K SF Burlington Stores
10	Parkway Plaza	Winston-Salem, NC			Remerchandise former Fallas with a 17K SF Badcock Home Furniture
11	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ-PA			Remerchandise former A&P with a 37K SF 24 Hour Fitness and an additional junior anchor space
12	Florence Plaza - Florence Square - Project I	Cincinnati, OH-KY-IN			Rightsize existing T.J.Maxx / HomeGoods combo store to 48K SF to accommodate an additional junior anchor
13	Dickson City Crossings	Scranton--Wilkes-Barre--Hazleton, PA			Remerchandise former Dick's Sporting Goods with a 41K SF Burlington Stores and an additional junior anchor
14	Crossroads Centre - Pasadena	Houston-The Woodlands-Sugar Land, TX			Remerchandise and expand former Sears Outlet with a 34K SF LA Fitness and additional small shop space
15	Maplewood	Houston-The Woodlands-Sugar Land, TX			Relocate and expand Burke’s Outlet to 21K SF, combining underutilized small shop space
16	Windvale Center	Houston-The Woodlands-Sugar Land, TX			Remerchandise former Randalls with a 57K SF Star Cinema Grill

	Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	16	$71,000	$34,650	9% - 14%

STABILIZED ANCHOR SPACE REPOSITIONINGS
Projects Stabilized During The Three Months Ended March 31, 2020
1	Briggsmore Plaza	Modesto, CA			Remerchandise former Fallas with a 19K SF dd's Discounts (Ross Dress for Less)
2	Westridge Court - Project I	Chicago-Naperville-Elgin, IL-IN-WI			Remerchandise former Shoe Carnival and adjacent small shop space with an 18K SF Cost Plus World Market and remerchandise former 2nd and Charles space with a 29K SF Bed Bath & Beyond
3	Cayuga Mall	Ithaca, NY			Remerchandise former T.J.Maxx with a 20K SF Planet Fitness and a 10K SF Dollar Tree and renovation of existing Big Lots in conjunction with store remodel
4	Falcaro's Plaza	New York-Newark-Jersey City, NY-NJ-PA			Remerchandise former OfficeMax and adjacent small shop space with a 20K SF Planet Fitness and an 11K SF Dollar Tree
5	Florence Plaza - Florence Square - Project II	Cincinnati, OH-KY-IN			Remerchandise former hhgregg with a 31K SF Bob’s Furniture and a 27K SF Ross Dress for Less
6	Ridgeview Centre	Big Stone Gap, VA			Remerchandise remaining former Kmart space with a 20K SF Marshalls

	Number of Projects	Net Project Costs (1)	NOI Yield (1)
Total Stabilized	6	$19,300	12%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).

Due to COVID-19, there is inherent uncertainty as it relates to the Company's anchor space repositioning projects, specifically with respect to expected project scopes, expected stabilization dates and expected NOI yields.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 20

OUTPARCEL DEVELOPMENT SUMMARY
Dollars in thousands

					Net	Gross
				Stabilization	Estimated	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)

IN PROCESS OUTPARCEL DEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended March 31, 2020
1	Western Village	Cincinnati, OH-KY-IN	Construction of a 4K SF Bank of America	Jun-20	$250	$150	42%
2	Westwind Plaza	Minneapolis-St. Paul-Bloomington, MN-WI	Construction of a 4K SF Chase	Mar-21	1,100	300	13%
3	Hamilton Plaza (2)	Trenton, NJ	Construction of a 6K SF multi-tenant outparcel, including a 2K SF Starbucks	Mar-21	2,750	2,350	9%
4	Tuckernuck Square	Richmond, VA	Construction of a 2K SF Starbucks	Mar-21	1,450	250	8%
5	Arapahoe Crossing	Denver-Aurora-Lakewood, CO	Construction of a 4K SF Bank of America	Jun-21	400	400	49%

	In Process Projects (3)
6	Hunting Hills	Roanoke, VA	Construction of a 2K SF Valvoline Instant Oil Change	Jun-20	200	50	37%
7	Southport Centre I - VI	Minneapolis-St. Paul-Bloomington, MN-WI	Demolition of former Bakers Square for construction of a 5K SF Panera	Dec-20	550	150	3%
8	Brunswick Town Center	Cleveland-Elyria, OH	Construction of a 5K SF Chick-fil-A	Dec-20	850	550	12%
9	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Shake Shack	Mar-21	2,850	2,700	15%
10	Rockland Plaza	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Shake Shack and a 2K SF Chipotle	Mar-21	4,150	2,800	9%
11	Market Centre	Elkhart-Goshen, IN	Construction of a 10K SF multi-tenant outparcel, including a 5K SF Panera, a 2K SF GNC and a 1K SF Cricket Wireless	Jun-21	3,050	2,400	9%
12	Westgate Plaza	Springfield, MA	Construction of a 20K SF Aldi endcap	Jun-21	1,350	150	9%
13	Park Hills Plaza	Altoona, PA	Construction of a 10K SF multi-tenant outparcel, including a 3K SF Sleep Number, a 2K SF Kay Jewelers, a 2K SF Starbucks and a 1K SF Sports Clips	Jun-21	3,900	3,800	9%
14	Whitemarsh Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 9K SF multi-tenant outparcel, including a 3K SF American Family Care and a 3K SF Orangetheory Fitness	Jun-21	4,300	1,950	10%
15	The Commons at Wolfcreek	Memphis, TN-MS-AR	Relocation of Chick-fil-A to an existing 4K SF outparcel to accommodate construction of a multi-tenant outparcel including a 4K SF Aspen Dental and a 3K SF Sleep Number	Dec-21	2,800	450	21%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$29,950	$18,450	12%

				Stabilization		Net Project
	Property Name	MSA	Project Description	Quarter		Costs (1,4)	NOI Yield (1,4)

STABILIZED OUTPARCEL DEVELOPMENTS
	Projects Stabilized During The Three Months Ended March 31, 2020

1	Delta Center	Lansing-East Lansing, MI	Construction of a 2K SF Chipotle	Mar-20		$1,200	8%

	TOTAL STABILIZED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$1,200	8%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Project moved to in process Outparcel Development list from in process Redevelopment list due to change in scope.
(3) Plaza Rio Vista project removed from in process Outparcel Development list due to project termination.
(4) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

Due to COVID-19, there is inherent uncertainty as it relates to the Company's outparcel development projects, specifically with respect to expected project scopes, expected stabilization dates and expected NOI yields.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 21

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

IN PROCESS REDEVELOPMENTS
	In Process Projects (2)
1	Seminole Plaza	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and rightsize existing Burlington Stores to 54K SF to accommodate addition of a 33K SF Sprouts Farmers Market; remerchandise additional small shop space with relevant retailers; and shopping center upgrades including façade renovations, parking lot enhancements and pylon sign upgrades	12	Sep-20	8,900	4,700	9%

2	Maple Village - Phase II	Ann Arbor, MI	Construction of a 34K SF LA Fitness and a 4K SF endcap; addition of an 8K SF Five Below, an 8K SF Kirkland’s, a 5K SF Sola Salon and a 5K SF Carter’s; and shopping center upgrades including façade renovations and common area enhancements	31	Dec-20	16,350	14,850	7%

3	Mamaroneck Centre	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former A&P with a 12K SF CVS and a 13K SF North Shore Farms; demolish adjacent 5K SF residential building (acquired in anticipation of redevelopment) to accommodate construction of 12K SF of small shop retail including a 3K SF Orangetheory Fitness and a 1K SF Duck Donuts; and shopping center upgrades including landscaping, storm water and parking enhancements and LED lighting	2	Dec-20	12,750	11,500	10%

4	Cudahy Plaza	Los Angeles-Long Beach-Anaheim, CA	Redevelopment of former Kmart with a 40K SF Chuze Fitness, a 25K SF Burlington Stores, and additional retailers; and shopping center upgrades including façade renovations and new pylon signage	9	Mar-21	16,850	11,700	8%

5	Collegeville Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Addition of a 15K SF Kimberton Whole Foods organic grocer; remerchandise 29K SF of underutilized space with new relevant retailers; and shopping center upgrades including façade renovations, LED lighting, new pylon signage and new landscaping	14	Mar-21	4,950	2,850	14%

6	Wynnewood Village - Phase I	Dallas-Fort Worth-Arlington, TX	Raze existing 24K SF office building and relocate / terminate existing shops; ground up construction of a 73K SF Maya Cinemas and a 34K SF LA Fitness	65	Mar-21	21,300	16,050	8%

7	Braes Heights	Houston-The Woodlands-Sugar Land, TX	Expansion of existing My Salon Suite to 14K SF; remerchandise shopping center with new relevant retailers; shopping center upgrades including full center façade renovation, parking reconfiguration, pylon sign improvements and new landscaping	6	Jun-21	6,450	5,900	8%

8	Jester Village	Houston-The Woodlands-Sugar Land, TX	Recapture and redevelopment of former H-E-B and adjacent junior anchor vacancy with a 37K SF 24 Hour Fitness and additional retailers; and shopping center upgrades including façade and parking lot renovations	5	Jun-21	9,400	7,100	9%

9	Roseville Center	Minneapolis-St. Paul-Bloomington, MN-WI	Demolish 26K SF of retail space to accommodate a 22K SF ALDI; reconfigure remaining underutilized small shop space; and shopping center upgrades including façade renovations, parking lot reconfiguration and common area enhancements	6	Sep-21	6,850	6,200	9%

10	Laurel Square	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Pathmark to accommodate a 30K SF Corrado’s Market and additional retail space; combine small shop spaces for a 10K SF Dollar Tree; upgrade and remerchandise existing outparcel building; and shopping center upgrades including façade renovations, parking lot enhancements and pylon sign upgrades	31	Sep-21	12,550	1,300	10%

11	Western Hills Plaza	Cincinnati, OH-KY-IN	Demolish former Sears to accommodate construction of a 15K SF Old Navy, an 11K SF Ulta, a 4K SF Spectrum and additional retailers; construction of a multi-tenant outparcel building; and shopping center upgrades including façade renovations, new pylon signage, landscaping and parking enhancements	33	Sep-21	14,200	2,200	11%

12	Speedway Super Center - Phase II	Indianapolis-Carmel-Anderson, IN	Redevelopment and rightsize existing Kohl's to 60K SF to accommodate additional retailers; combine small shop spaces for a 12K SF Department of Motor Vehicles; and shopping center upgrades including façade renovations and parking lot and lighting enhancements	66	Dec-21	7,900	3,500	10%

13	Collegetown Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of former Kmart with a 40K SF Big Lots, a 25K SF LIDL and an additional junior anchor; construction of multiple outparcel buildings; and shopping center upgrades including façade renovations, parking reconfiguration, and pylon sign and lighting enhancements	23	Dec-21	15,600	2,450	8%

14	Village at Newtown	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Expansion and renovation of center including 60K SF of new construction, including 10K SF Ulta; remerchandise existing small shop retail; and shopping center upgrades including façade, common areas and infrastructure enhancements	30	Dec-21	39,150	31,850	9%

15	Jones Plaza	Houston-The Woodlands-Sugar Land, TX	Relocation and expansion of existing Aaron's to 14K SF to accommodate a 15K SF La Michoacana Meat Market grocer; and shopping center upgrades including façade renovations	9	Dec-21	2,400	50	12%

16	Westminster City Center	Denver-Aurora-Lakewood, CO	Relocation and expansion of existing Golf Galaxy to 43K SF in former Babies"R"Us location; backfill of former Golf Galaxy with an entertainment user; remerchandise former Dress Barn with a 9K SF Five Below; addition of a 6K SF Seo's Martial Arts; redevelopment of former Gordmans with junior anchor retailers; and remerchandise existing outparcels with a 6K SF Sola Salon Suites and a 6K SF Hook & Reel	27	Mar-22	11,200	1,850	9%

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 22

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

17	Marco Town Center	Naples-Immokalee-Marco Island, FL	Remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and signage enhancements, parking lot reconfiguration and common area improvements including addition of outdoor dining patios and gathering areas	10	Mar-22	9,950	3,650	10%

18	Pointe Orlando - Phase I	Orlando-Kissimmee-Sanford, FL	Remerchandise existing small shop retail with relevant retailers including an 11K SF Hampton Social and a 4K SF Hopdoddy Burger Bar; rebranding and reconfiguration of the center; and extensive shopping center upgrades including façade, landscaping and lighting upgrades and common area enhancements including public seating areas, addition of digital directories and kiosks and improved pedestrian plazas	17	Mar-22	31,900	8,600	8%

19	Village at Mira Mesa - Phase II	San Diego-Carlsbad, CA	Raze existing Firestone and 16K SF of outparcel buildings to accommodate construction of three retail and restaurant outparcels totaling 24K SF, including a 4K SF Mo-Mo-Paradise, a 4K SF Time Warner, a 2K SF Sunmerry Bakery, and additional small shop space	36	Sep-22	10,400	3,850	7%

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$259,050	$140,150	9%

				Property	Stabilization		Net Project	NOI
	Property Name	MSA	Project Description	Acreage	Quarter		Costs (1,3)	Yield (1,3)

STABILIZED REDEVELOPMENTS
	Projects Stabilized During The Three Months Ended March 31, 2020

1	Beneva Village Shoppes (4)	North Port-Sarasota-Bradenton, FL	Demolish and rebuild 30-year old 42K SF Publix with a 46K SF Publix prototype and new endcap space next to Publix; right-size small shop GLA by 6K SF; shopping center upgrades include façade, landscaping and parking enhancements; and sustainable features including smart irrigation and LED Lighting	14	Mar-20		$10,650	10%

2	Roosevelt Mall (5)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Demolish 13K SF of retail space to accommodate construction of a 34K SF LA Fitness and combine small shop spaces for an 11K SF Oak Street Health	36	Mar-20		10,100	8%

	TOTAL STABILIZED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$20,750	9%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Hamilton Plaza redevelopment moved to in process Outparcel Development due to change in scope.
(3) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.
(4) Net estimated costs exclude $1.0 million of project specific credits (lease termination fees or other ancillary credits).
(5) Net estimated costs exclude $0.5 million of project specific credits (lease termination fees or other ancillary credits).

Due to COVID-19, there is inherent uncertainty as it relates to the Company's redevelopment projects, specifically with respect to expected project scopes, expected stabilization dates and expected NOI yields.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 23

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

MAJOR REDEVELOPMENTS
1	University Mall	Sacramento--Roseville--Arden-Arcade, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
2	Village at Mira Mesa - Phase III	San Diego-Carlsbad, CA	Redevelopment of existing anchor space for multiple retailers and potential residential rental component
3	Superior Marketplace	Boulder, CO	Redevelopment and repositioning of shopping center with multiple retailers, restaurants and/or multi-family or hospitality users
4	Mall at 163rd Street	Miami-Fort Lauderdale-West Palm Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
5	Shops at Palm Lakes	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
6	Pointe Orlando - Phase II	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple retailers, hospitality, and/or entertainment users
7	Arborland Center	Ann Arbor, MI	Redevelopment and repositioning of shopping center, densification of site
8	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
9	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
10	Stewart Plaza	New York-Newark-Jersey City, NY-NJ-PA	Reconfigure existing anchor space and remerchandise with multiple retailers
11	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
12	Plymouth Square Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and remerchandising of shopping center, reconfigure and repurpose underutilized space with office users
13	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
14	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with multiple retailers
15	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Repurpose, assemble and reposition for national retail merchandise mix, densification of site, enhancement of common areas
16	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site

MINOR REDEVELOPMENTS
1	Springdale - Phase IV	Mobile, AL	Densification of site, including a multi-tenant outparcel development
2	Upland Town Square	Riverside-San Bernardino-Ontario, CA	Densification of site, including outparcel development
3	Fox Run	Washington-Arlington-Alexandria, DC-VA-MD-WV	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas
4	Venetian Isle Shopping Center	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
5	Freedom Square	Naples-Immokalee-Marco Island, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users
6	Venice Shopping Center	North Port-Sarasota-Bradenton, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
7	Venice Village	North Port-Sarasota-Bradenton, FL	Redevelopment of existing anchor space for new anchor prototype and façade renovation
8	Downtown Publix	Port St. Lucie, FL	Densification of site, including outparcel development
9	East Port Plaza	Port St. Lucie, FL	Redevelopment of existing anchor space for new anchor prototype
10	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Remerchandise with experiential retailers, addition of a new anchor prototype, reconfiguration of space for junior anchors, outparcel development
11	Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA	Densification of site, including multi-tenant outparcel development
12	The Village at Mableton	Atlanta-Sandy Springs-Roswell, GA	Redevelopment of existing anchor space for multiple retailers
13	Haymarket Mall	Des Moines-West Des Moines, IA	Redevelopment of existing anchor space for multiple retailers
14	Tinley Park Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Reconfiguration of existing footprint for multiple retailers and/or entertainment users, outparcel development
15	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing anchor space, adjacent retail space, densification of site and façade renovation
16	Capitol Shopping Center	Concord, NH	Redevelopment of existing anchor space for multiple retailers
17	College Plaza	New York-Newark-Jersey City, NY-NJ-PA	Densification of site, including one or more multi-tenant outparcel developments
18	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise with relevant uses, façade renovation and enhancement of common areas
19	Old Bridge Gateway	New York-Newark-Jersey City, NY-NJ-PA	Densification of site, including outparcel development
20	Southland Shopping Center	Cleveland-Elyria, OH	Reconfigure and remerchandise existing two story retail building

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 24

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

21	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas
22	Hillcrest Market Place	Spartanburg, SC	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, enhancement of common areas
23	Kessler Plaza	Dallas-Fort Worth-Arlington, TX	Remerchandise former discount grocer with multiple retailers and potential multiple use redevelopment

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended
December 31, 2019.

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 25

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended March 31, 2020

PORTFOLIO OVERVIEW
Dollars in thousands, except per square foot amounts

		As of:
		3/31/20	12/31/19	9/30/19	6/30/19	3/31/19

Number of properties		400	403	409	421	422
GLA		70,142,984	70,630,803	71,540,493	73,280,766	73,192,186
Percent billed		89.1%	89.3%	88.6%	87.5%	87.5%
Percent leased		92.2%	92.4%	91.9%	91.5%	91.1%
TOTAL ≥ 10,000 SF		95.4%	95.2%	94.7%	94.2%	93.5%
TOTAL < 10,000 SF		85.1%	86.2%	85.6%	85.3%	85.7%
ABR		$894,355	$895,964	$892,997	$894,735	$887,463
ABR PSF		$14.80	$14.74	$14.59	$14.39	$14.32

PORTFOLIO BY UNIT SIZE AS OF 3/31/20
	Number of Units	GLA	Percent of GLA	Percent Billed	Percent Leased	ABR	ABR PSF
≥ 35,000 SF	452	26,446,556	37.7%	93.6%	96.1%	$229,549	$10.35
20,000 - 34,999 SF	511	13,461,107	19.2%	90.8%	95.4%	140,087	11.02
10,000 - 19,999 SF	631	8,676,503	12.4%	90.4%	93.1%	113,281	14.37
5,000 - 9,999 SF	1,163	8,014,509	11.4%	82.2%	85.7%	119,936	18.30
< 5,000 SF	6,408	13,544,309	19.3%	81.7%	84.8%	291,502	26.23
TOTAL	9,165	70,142,984	100.0%	89.1%	92.2%	$894,355	$14.80

TOTAL ≥ 10,000 SF	1,594	48,584,166	69.3%	92.3%	95.4%	$482,917	$11.29
TOTAL < 10,000 SF	7,571	21,558,818	30.7%	81.9%	85.1%	411,438	23.29

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 27

PORTFOLIO COMPOSITION

ESSENTIAL, HYBRID AND OTHER RETAILERS

Percent of Portfolio Leased GLA

NATIONAL / REGIONAL AND LOCAL RETAILERS (1)

Percent of Portfolio Leased GLA

ANCHOR AND SMALL SHOP RETAILERS

Percent of Portfolio Leased GLA

(1) Franchise locations are categorized as National / Regional.

Percent of Portfolio ABR

Percent of Portfolio ABR

Percent of Portfolio ABR

Definitions

Essential:	Businesses deemed necessary for day-to-day living
Examples: Grocery, pharmacy, general merchandise (discount)
Hybrid:	Businesses deemed necessary for day-to-day living, but operating in a moderated capacity, and businesses deemed necessary for day-to-day living in many, but not all jurisdictions
Examples: Restaurants, medical offices, electronics
Other Retail / Services:	Businesses deemed non-essential for day-to-day living
Examples: Apparel, fitness, entertainment

Definitions

National / Regional:	Multi-state operators or single-state operators with 20 or more locations; state agencies and government offices
Local:	Single-state operators with fewer than 20 locations

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 28

MERCHANDISE MIX COMPOSITION
Dollars in thousands

Essential Retailers = 35% of ABR	Hybrid Retailers = 24% of ABR	Other Retailers / Services = 41% of ABR

Essential / Hybrid Retailers = 59% of ABR	~70% of shopping centers are grocery-anchored

			As of 5/6/20
Merchandise Mix	ABR	Percent of ABR	Percent of April Rent Collected

ESSENTIAL RETAILERS	$293,529	35%	94.5%
Grocery / Pharmacy	140,213	16%	99.1%
General Merchandise (Discount / Dollar)	35,132	4%	96.2%
Financial Services	24,250	3%	98.3%
Pet	23,654	3%	72.4%
Medical (Essential)	18,807	2%	91.9%
Home Improvement	14,345	2%	89.1%
Mail / Shipping and Other Services	14,013	2%	80.9%
Other Essential	13,434	2%	99.2%
Auto	9,681	1%	92.8%

HYBRID RETAILERS	$227,993	24%	59.6%
Restaurants	129,359	14%	53.6%
Electronics & Appliance	31,078	3%	80.1%
Medical (Hybrid)	21,493	2%	61.0%
Hobby & Crafts	20,642	2%	40.7%
Liquor	9,411	1%	97.1%
Other Hybrid Services	8,041	1%	96.3%
Other Hybrid Retail	7,969	1%	43.2%

OTHER RETAILERS / SERVICES	$372,833	41%	46.8%
Other Services	60,600	7%	59.5%
Off-Price Apparel	60,240	7%	88.7%
Value Apparel, Shoes, Accessories	48,488	5%	18.7%
Fitness / Sports	47,928	5%	21.2%
Home Décor	39,042	4%	33.6%
Other Retail	35,956	4%	35.2%
General Merchandise (Department, Gift, etc.)	34,198	4%	51.8%
Health & Beauty	23,965	3%	68.2%
Entertainment	22,416	2%	19.1%

TOTAL	$894,355	100%	66.2%

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 29

TOP FORTY RETAILERS RANKED BY ABR
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases (1)	Leased GLA	Percent of GLA	ABR	Percent of ABR	ABR PSF
1	The TJX Companies, Inc. (2)	86	2,612,714	3.7%	$30,484	3.4%	$11.67
2	The Kroger Co. (3)	50	3,323,325	4.7%	24,945	2.8%	7.51
3	Dollar Tree Stores, Inc. (4)	126	1,454,046	2.1%	15,864	1.8%	10.91
4	Burlington Stores, Inc.	26	1,360,689	1.9%	14,034	1.6%	10.31
5	Publix Super Markets, Inc.	29	1,279,135	1.8%	12,115	1.4%	9.47
6	Ross Stores, Inc (5)	37	993,774	1.4%	11,874	1.3%	11.95
7	Ahold Delhaize (6)	21	1,127,311	1.6%	11,763	1.3%	10.43
8	L.A Fitness International, LLC	15	618,290	0.9%	11,298	1.3%	18.27
9	Albertson's Companies, Inc (7)	15	850,605	1.2%	10,155	1.1%	11.94
10	Bed Bath & Beyond, Inc. (8)	30	777,992	1.1%	9,640	1.1%	12.39

		435	14,397,881	20.4%	152,172	17.1%	10.57

11	PetSmart, Inc.	26	587,388	0.8%	8,742	1.0%	14.88
12	Big Lots, Inc.	35	1,150,510	1.6%	7,903	0.9%	6.87
13	PETCO Animal Supplies, Inc. (9)	32	434,440	0.6%	7,682	0.9%	17.68
14	Kohl's Corporation	12	914,585	1.3%	7,253	0.8%	7.93
15	Wal-Mart Stores, Inc. (10)	15	1,759,473	2.5%	6,837	0.8%	3.89
16	Best Buy Co., Inc.	13	537,660	0.8%	6,828	0.8%	12.70
17	Ulta Beauty, Inc.	26	295,708	0.4%	6,827	0.8%	23.09
18	Party City Holdco Inc.	34	482,332	0.7%	6,767	0.8%	14.03
19	The Michaels Companies, Inc.	24	541,541	0.8%	6,607	0.7%	12.20
20	Office Depot, Inc. (11)	26	569,591	0.8%	6,322	0.7%	11.10

		678	21,671,109	30.7%	223,940	25.3%	10.33

21	Staples, Inc.	23	476,075	0.7%	5,978	0.7%	12.56
22	Five Below, Inc.	34	291,886	0.4%	5,575	0.6%	19.10
23	DICK's Sporting Goods, Inc. (12)	11	401,374	0.6%	5,464	0.6%	13.61
24	Hobby Lobby Stores, Inc.	14	783,743	1.1%	5,213	0.6%	6.65
25	CVS Health	16	231,799	0.3%	4,972	0.6%	21.45
26	JOANN Stores, Inc.	21	415,255	0.6%	4,776	0.5%	11.50
27	The Home Depot, Inc.	6	556,632	0.8%	4,619	0.5%	8.30
28	Southeastern Grocers (13)	12	568,562	0.8%	4,546	0.5%	8.00
29	Designer Brands Inc. (DSW)	14	268,691	0.4%	4,420	0.5%	16.45
30	Gap, Inc. (14)	14	235,422	0.3%	4,420	0.5%	18.77
31	H.E. Butt Grocery Company (15)	4	268,380	0.4%	4,085	0.5%	15.22
32	Sally Beauty Holdings, Inc. (16)	95	169,752	0.2%	4,063	0.5%	23.93
33	Giant Eagle, Inc	4	322,967	0.5%	3,956	0.4%	12.25
34	JP Morgan Chase & Co.	26	95,553	0.1%	3,922	0.4%	41.05
35	24 Hour Fitness USA, Inc.	6	206,248	0.3%	3,867	0.4%	18.75
36	Barnes & Noble, Inc.	9	203,748	0.3%	3,690	0.4%	18.11
37	Harbor Freight Tools	22	387,185	0.6%	3,684	0.4%	9.51
38	Wakefern Food Corporation (17)	5	267,832	0.4%	3,575	0.4%	13.35
39	AMC Entertainment	4	200,955	0.3%	3,541	0.4%	17.62
40	Rainbow Shops	34	252,722	0.4%	3,503	0.4%	13.86

	TOTAL TOP 40 RETAILERS	1,052	28,275,890	40.2%	$311,809	35.1%	$11.03

(1) Includes only locations which are owned or guaranteed by the parent company
(2) Includes T.J. Maxx-35, Marshalls-35, HomeGoods-14, HomeSense-1 and Sierra Trading Post-1.		(7) Includes Vons-4, Acme-2, Albertsons-2, Jewel-Osco-2, Tom Thumb-2, Randalls-1,				(11) Includes Office Depot-13 and OfficeMax-13.
(3) Includes Kroger-38, King Soopers-4, Harris Teeter-2, Ralphs-2, Dillons-1		Shop & Save Market-1 and Star Market-1.				(12) Includes DICK'S Sporting Goods-6 and Golf Galaxy-5.
Food 4 Less-1, Pay Less-1 and Pick 'N Save-1.		(8) Includes Bed Bath & Beyond-16, Christmas Tree Shops-4, Cost Plus World Market-4,				(13) Includes Winn-Dixie-6, BI-LO-3, Harveys-2 and Fresco y Más-1.
(4) Includes Dollar Tree-109, Family Dollar-16 and Deal$-1.		Harmon Face Values-4 and buybuy Baby-2.				(14) Includes Old Navy-12, and Gap Factory-2.
(5) Includes Ross Dress for Less-32 and dd's Discounts-5.		(9) Includes PETCO-31 and Unleashed-1.				(15) Includes H-E-B-3 and Central Market-1.
(6) Includes Super Stop & Shop-7, Giant Food-5, Food Lion-4, Stop & Shop-2, Bottom Dollar Food-1,		(10) Includes Supercenters-9, Discount Stores-3, Walmart Neighborhood Market-2,				(16) Includes Sally Beauty-87, Cosmoprof-7 and Macon Beauty Systems-1.
Hannaford-1 and Tops Market-1. Excludes one lease where retailer is guarantor.		and Sam's Club-1.				(17) Includes ShopRite-3 and PriceRite-2.

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 30

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 3/31/20	334	2,347,315	$32,357	$13.78	$4.46	$1.24	5.9	285	2,099,579	$13.40	$12.26	9.3%
Three months ended 12/31/19	397	2,681,748	38,012	14.17	8.20	1.75	6.2	319	2,168,484	13.84	12.48	10.9%
Three months ended 9/30/19	509	3,623,347	50,555	13.95	6.92	1.38	6.4	417	3,096,031	13.42	12.08	11.1%
Three months ended 6/30/19	456	3,299,874	46,146	13.98	8.86	1.59	6.4	346	2,603,411	13.83	12.38	11.7%
TOTAL - TWELVE MONTHS ENDED 3/31/20	1,696	11,952,284	$167,069	$13.98	$7.26	$1.49	6.2	1,367	9,967,505	$13.61	$12.28	10.8%

	NEW & RENEWAL LEASES ONLY
Three months ended 3/31/20	277	1,410,630	$21,783	$15.44	$7.35	$2.06	6.5	228	1,162,894	$15.10	$13.70	10.2%
Three months ended 12/31/19	351	1,699,302	29,219	17.19	12.89	2.76	7.0	273	1,186,038	17.90	15.85	12.9%
Three months ended 9/30/19	438	2,252,432	37,464	16.63	11.12	2.22	7.0	346	1,725,116	16.49	14.55	13.3%
Three months ended 6/30/19	392	2,213,228	32,976	14.90	13.12	2.37	7.1	282	1,516,765	15.06	13.22	13.9%
TOTAL - TWELVE MONTHS ENDED 3/31/20	1,458	7,575,592	$121,442	$16.03	$11.40	$2.36	6.9	1,129	5,590,813	$16.11	$14.29	12.7%

NEW LEASES
Three months ended 3/31/20	103	586,654	$9,294	$15.84	$16.48	$4.83	9.1	54	338,918	$14.95	$12.09	23.7%
Three months ended 12/31/19	139	855,950	14,405	16.83	24.17	5.38	9.6	62	347,776	18.70	14.03	33.3%
Three months ended 9/30/19	160	948,964	14,833	15.63	23.97	5.07	9.4	71	433,903	13.98	10.71	30.5%
Three months ended 6/30/19	176	1,026,355	15,954	15.54	26.63	4.89	9.5	72	416,917	16.19	12.42	30.4%
TOTAL - TWELVE MONTHS ENDED 3/31/20	578	3,417,923	$54,486	$15.94	$23.53	$5.05	9.4	259	1,537,514	$15.86	$12.23	29.7%

RENEWAL LEASES
Three months ended 3/31/20	174	823,976	$12,489	$15.16	$0.85	$0.08	4.6	174	823,976	$15.16	$14.37	5.5%
Three months ended 12/31/19	212	843,352	14,814	17.57	1.43	0.11	4.4	211	838,262	17.56	16.60	5.8%
Three months ended 9/30/19	278	1,303,468	22,631	17.36	1.77	0.15	5.3	275	1,291,213	17.33	15.84	9.4%
Three months ended 6/30/19	216	1,186,873	17,021	14.34	1.44	0.19	4.9	210	1,099,848	14.63	13.52	8.2%
TOTAL - TWELVE MONTHS ENDED 3/31/20	880	4,157,669	$66,956	$16.10	$1.43	$0.14	4.9	870	4,053,299	$16.20	$15.07	7.5%

OPTION LEASES
Three months ended 3/31/20	57	936,685	$10,573	$11.29	$0.11	$—	5.0	57	936,685	$11.29	$10.47	7.8%
Three months ended 12/31/19	46	982,446	8,793	8.95	0.10	—	4.9	46	982,446	8.95	8.41	6.4%
Three months ended 9/30/19	71	1,370,915	13,091	9.55	—	—	5.3	71	1,370,915	9.55	8.97	6.5%
Three months ended 6/30/19	64	1,086,646	13,171	12.12	0.18	—	5.0	64	1,086,646	12.12	11.21	8.1%
TOTAL - TWELVE MONTHS ENDED 3/31/20	238	4,376,692	$45,627	$10.43	$0.09	$—	5.1	238	4,376,692	$10.43	$9.72	7.3%

LEASES BY ANCHOR AND SMALL SHOP		Three Months Ended 3/31/20						Twelve Months Ended 3/31/20
		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
	Total - New, Renewal & Option Leases	16%	68%	48%	$9.60	8.2%		15%	67%	47%	$9.89	10.6%
	New & Renewal Leases Only	10%	54%	34%	9.80	10.1%		10%	53%	36%	10.77	15.9%
New Leases		14%	60%	42%	11.15	27.3%		12%	56%	42%	11.78	51.5%
Renewal Leases		8%	50%	29%	8.66	1.5%		9%	51%	31%	9.86	3.5%
Option Leases		46%	90%	75%	9.43	6.9%		43%	89%	77%	8.98	6.4%
Small Shop Leases (< 10,000 SF)
	Total - New, Renewal & Option Leases	84%	32%	52%	$22.84	10.2%		85%	33%	53%	$22.10	11.0%
	New & Renewal Leases Only	90%	46%	66%	22.14	10.2%		90%	47%	64%	22.04	11.2%
New Leases		86%	40%	58%	22.81	20.8%		88%	44%	58%	21.28	17.3%
Renewal Leases		92%	50%	71%	21.75	7.1%		91%	49%	69%	22.59	9.4%
Option Leases		54%	10%	25%	27.57	10.7%		57%	11%	23%	22.59	10.0%

(1) Comparable leases only.
Excludes leases signed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 31

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT
	Twelve Months Ended	Three Months Ended
	3/31/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19
NEW LEASES
Weighted average over lease term:
Base rent	$ 17.16	$ 16.82	$ 17.50	$ 16.70	$ 17.50	$ 19.81
Tenant improvements and allowances	(2.45)	(1.90)	(2.56)	(2.48)	(2.66)	(2.25)
Third party leasing commissions	(0.52)	(0.52)	(0.55)	(0.53)	(0.49)	(0.65)
NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	14.19	14.39	14.39	13.69	14.35	16.91
Tenant specific landlord work (1)	(1.21)	(1.47)	(1.71)	(1.10)	(0.75)	(0.99)
NET EFFECTIVE RENT	$ 12.98	$ 12.92	$ 12.68	$ 12.59	$ 13.60	$ 15.92
Net effective rent before tenant specific landlord work /
base rent	83%	86%	82%	82%	82%	85%
Net effective rent / base rent	76%	77%	72%	75%	78%	80%
Weighted average term (years)	9.4	9.1	9.6	9.4	9.5	8.6

PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	36%	39%	39%	34%	35%	27%
< 10,000 SF	64%	61%	61%	66%	65%	73%

LEASES SIGNED BUT NOT YET COMMENCED
As of 3/31/20:	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	63	1,797,014	$ 22,441	$ 12.49
< 10,000 SF	237	793,849	20,063	25.27
TOTAL	300	2,590,863	$ 42,504	$ 16.41

(1) Represents base building costs funded through tenant allowances.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 32

LEASE EXPIRATION SCHEDULE

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	345	902,804	1.4%	1.7%	$16.68	$16.68	12	160,359	0.3%	0.4%	$11.14	$11.14	333	742,445	4.1%	3.2%	$17.87	$17.87
2020	711	3,613,181	5.6%	5.3%	13.02	13.02	80	2,051,132	4.4%	3.5%	8.21	8.21	631	1,562,049	8.5%	7.3%	19.32	19.32
2021	1,206	8,192,314	12.7%	11.6%	12.71	12.75	172	5,480,259	11.8%	10.1%	8.88	8.87	1,034	2,712,055	14.8%	13.5%	20.44	20.58
2022	1,146	8,205,712	12.7%	12.7%	13.80	13.97	196	5,663,724	12.2%	11.8%	10.06	10.09	950	2,541,988	13.9%	13.7%	22.13	22.61
2023	1,006	6,889,455	10.7%	11.0%	14.30	14.55	170	4,627,875	10.0%	9.8%	10.26	10.29	836	2,261,580	12.3%	12.4%	22.56	23.27
2024	1,022	9,211,305	14.2%	13.1%	12.71	12.95	199	6,930,645	15.0%	13.7%	9.59	9.63	823	2,280,660	12.4%	12.3%	22.18	23.05
2025	698	7,214,176	11.2%	10.3%	12.82	13.29	172	5,572,493	12.0%	11.8%	10.23	10.44	526	1,641,683	9.0%	8.6%	21.61	22.97
2026	350	3,511,120	5.4%	5.8%	14.85	15.80	89	2,649,054	5.7%	6.4%	11.66	12.33	261	862,066	4.7%	5.2%	24.69	26.47
2027	342	3,121,055	4.8%	5.2%	14.97	16.25	71	2,179,992	4.7%	5.3%	11.75	12.51	271	941,063	5.1%	5.1%	22.43	24.90
2028	292	2,617,803	4.0%	4.8%	16.29	17.57	69	1,884,606	4.1%	4.7%	11.95	12.50	223	733,197	4.0%	4.9%	27.44	30.59
2029	364	3,715,461	5.7%	6.2%	14.91	16.14	100	2,845,488	6.2%	6.8%	11.52	12.23	264	869,973	4.7%	5.5%	26.00	28.92
2030+	511	7,492,143	11.6%	12.3%	14.68	16.25	182	6,294,218	13.6%	15.7%	12.07	13.26	329	1,197,925	6.5%	8.3%	28.44	31.96

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	345	902,804	1.4%	1.7%	$16.68	$16.68	12	160,359	0.3%	0.4%	$11.14	$11.14	333	742,445	4.1%	3.2%	$17.87	$17.87
2020	569	2,244,347	3.5%	3.5%	13.80	13.81	41	1,009,064	2.2%	1.7%	8.07	8.07	528	1,235,283	6.7%	5.6%	18.49	18.49
2021	871	3,028,616	4.7%	5.5%	16.14	16.25	44	1,075,005	2.3%	1.8%	8.21	8.19	827	1,953,611	10.7%	9.7%	20.50	20.68
2022	805	2,694,294	4.2%	5.5%	18.23	18.66	47	891,521	2.0%	2.0%	10.82	10.90	758	1,802,773	9.8%	9.6%	21.90	22.50
2023	685	2,394,332	3.7%	5.1%	18.95	19.62	46	849,141	1.8%	2.1%	11.88	12.03	639	1,545,191	8.4%	8.6%	22.83	23.79
2024	647	2,703,305	4.2%	4.9%	16.33	16.99	48	1,233,750	2.7%	2.5%	9.69	9.81	599	1,469,555	8.0%	7.8%	21.91	23.02
2025	438	2,185,328	3.4%	3.8%	15.55	16.62	47	1,154,546	2.5%	2.4%	10.03	10.59	391	1,030,782	5.6%	5.4%	21.74	23.38
2026	311	1,886,643	2.9%	3.1%	14.85	16.35	34	1,023,568	2.2%	1.9%	8.83	9.56	277	863,075	4.7%	4.6%	22.00	24.39
2027	319	1,947,948	3.0%	3.6%	16.40	18.20	51	1,133,257	2.4%	2.6%	11.29	12.23	268	814,691	4.4%	4.7%	23.51	26.51
2028	293	1,585,527	2.4%	3.1%	17.58	19.54	35	794,252	1.7%	1.8%	11.23	12.02	258	791,275	4.3%	4.6%	23.95	27.09
2029	311	1,592,125	2.4%	3.2%	18.03	20.28	39	775,022	1.7%	2.0%	12.49	13.68	272	817,103	4.5%	4.6%	23.28	26.53
2030+	2,399	41,521,260	64.2%	57.0%	12.29	15.75	1,068	36,240,360	78.2%	78.8%	10.50	13.34	1,331	5,280,900	28.8%	31.6%	24.58	32.30

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.

LEASE RETENTION RATE
				By Count	By GLA
Twelve Months Ended 3/31/20				77.4%	81.7%

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 33

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2018 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	29	3,562,711	89.7%	94.9%	$70,109	$20.88	7.3%	5.1%	7.8%
2	Los Angeles-Long Beach-Anaheim, CA	10	1,706,615	95.7%	98.2%	34,577	22.66	2.5%	2.4%	3.9%
3	Chicago-Naperville-Elgin, IL-IN-WI	14	3,516,510	84.4%	87.7%	40,613	13.84	3.5%	5.0%	4.5%
4	Dallas-Fort Worth-Arlington, TX	12	2,589,652	86.0%	92.5%	41,304	17.99	3.0%	3.7%	4.6%
5	Houston-The Woodlands-Sugar Land, TX	30	4,061,279	91.3%	94.2%	47,697	12.87	7.5%	5.8%	5.3%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	455,355	70.6%	78.0%	4,954	13.95	0.8%	0.6%	0.6%
7	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,453,963	81.1%	88.0%	19,826	15.68	2.3%	2.1%	2.2%
8	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	23	4,236,586	86.9%	92.0%	62,530	18.44	5.8%	6.0%	7.0%
9	Atlanta-Sandy Springs-Roswell, GA	22	3,326,176	90.3%	91.2%	35,570	12.11	5.5%	4.7%	4.0%
10	Boston-Cambridge-Newton, MA-NH	6	712,829	81.3%	82.6%	8,354	14.27	1.5%	1.0%	0.9%
	Top 10 Largest US MSAs by Population	158	25,621,676	87.8%	91.8%	365,534	16.35	39.7%	36.4%	40.8%

11	Phoenix-Mesa-Scottsdale, AZ	0	—	—	—	—	—	—	—	—
12	San Francisco-Oakland-Hayward, CA	2	506,994	99.3%	99.4%	11,604	28.45	0.5%	0.7%	1.3%
13	Riverside-San Bernardino-Ontario, CA	4	502,083	93.4%	94.1%	8,596	20.77	1.0%	0.7%	1.0%
14	Detroit-Warren-Dearborn, MI	8	1,431,286	92.4%	92.9%	15,576	12.74	2.0%	2.0%	1.7%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,193,329	86.2%	89.6%	13,877	14.23	2.0%	1.7%	1.6%
17	San Diego-Carlsbad, CA	3	660,209	95.9%	98.7%	14,767	23.12	0.8%	0.9%	1.7%
18	Tampa-St. Petersburg-Clearwater, FL	12	1,901,090	82.8%	86.5%	24,748	15.72	3.0%	2.7%	2.8%
19	Denver-Aurora-Lakewood, CO	6	1,317,557	87.7%	94.2%	17,428	15.10	1.5%	1.9%	1.9%
20	St. Louis, MO-IL	2	209,036	94.6%	94.6%	2,116	10.88	0.5%	0.3%	0.2%
	Top 20 Largest US MSAs by Population	203	33,343,260	88.1%	91.9%	474,246	16.39	51.0%	47.3%	53.0%

21	Baltimore-Columbia-Towson, MD	0	—	—	—	—	—	—	—	—
22	Orlando-Kissimmee-Sanford, FL	5	803,879	88.5%	90.4%	16,551	22.99	1.3%	1.1%	1.9%
23	Charlotte-Concord-Gastonia, NC-SC	5	1,637,966	94.0%	94.5%	15,857	11.23	1.3%	2.3%	1.8%
24	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
25	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
26	Sacramento--Roseville--Arden-Arcade, CA	1	105,931	53.6%	53.6%	1,365	24.03	0.3%	0.2%	0.2%
27	Pittsburgh, PA	1	199,079	100.0%	100.0%	1,974	10.99	0.3%	0.3%	0.2%
28	Las Vegas-Henderson-Paradise, NV	0	—	—	—	—	—	—	—	—
29	Cincinnati, OH-KY-IN	7	1,845,165	92.7%	95.8%	22,963	16.58	1.8%	2.6%	2.6%
30	Austin-Round Rock, TX	1	169,405	95.1%	98.5%	2,121	12.72	0.3%	0.2%	0.2%
31	Kansas City, MO-KS	4	608,649	90.5%	91.9%	4,664	8.48	1.0%	0.9%	0.5%
32	Columbus, OH	3	435,069	86.8%	89.2%	3,903	10.76	0.8%	0.6%	0.4%
33	Cleveland-Elyria, OH	3	795,777	81.2%	81.8%	8,420	13.03	0.8%	1.1%	0.9%
34	Indianapolis-Carmel-Anderson, IN	2	726,841	85.6%	86.6%	6,762	10.84	0.5%	1.0%	0.8%

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 34

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2018 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
35	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
36	Nashville-Davidson--Murfreesboro--Franklin, TN	4	797,341	96.1%	96.1%	8,977	11.76	1.0%	1.1%	1.0%
37	Virginia Beach-Norfolk-Newport News, VA-NC	1	150,300	97.7%	97.7%	2,891	21.75	0.3%	0.2%	0.3%
38	Providence-Warwick, RI-MA	0	—	—	—	—	—	—	—	—
39	Milwaukee-Waukesha-West Allis, WI	4	566,998	88.9%	90.1%	5,981	11.70	1.0%	0.8%	0.7%
40	Jacksonville, FL	3	685,315	88.2%	89.3%	6,714	11.42	0.8%	1.0%	0.8%
41	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
42	Raleigh, NC	2	291,026	97.8%	99.6%	3,844	13.37	0.5%	0.4%	0.4%
43	Memphis, TN-MS-AR	1	652,349	88.3%	95.0%	9,483	15.84	0.3%	0.9%	1.1%
44	Richmond, VA	2	228,668	94.5%	95.4%	3,417	15.66	0.5%	0.3%	0.4%
45	Louisville/Jefferson County, KY-IN	4	700,232	94.0%	95.9%	7,253	11.09	1.0%	1.0%	0.8%
46	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
47	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
48	Hartford-West Hartford-East Hartford, CT	3	584,075	84.2%	84.2%	8,496	17.27	0.8%	0.8%	0.9%
49	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
50	Buffalo-Cheektowaga-Niagara Falls, NY	0	—	—	—	—	—	—	—	—
	Top 50 Largest US MSAs by Population	259	45,327,325	88.7%	91.9%	615,882	15.68	64.8%	64.6%	68.9%

	MSAs Ranked 51 - 100 by Population	49	8,687,335	92.0%	93.9%	97,441	13.17	12.3%	12.4%	10.9%

	Other MSAs	92	16,128,324	88.7%	92.3%	181,032	13.15	22.9%	23.0%	20.2%

TOTAL		400	70,142,984	89.1%	92.2%	$894,355	$14.80	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 35

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	29	3,562,711	89.7%	94.9%	$70,109	$20.88	7.3%	5.1%	7.8%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8	23	4,236,586	86.9%	92.0%	62,530	18.44	5.8%	6.0%	7.0%
3	Houston-The Woodlands-Sugar Land, TX	5	30	4,061,279	91.3%	94.2%	47,697	12.87	7.5%	5.8%	5.3%
4	Dallas-Fort Worth-Arlington, TX	4	12	2,589,652	86.0%	92.5%	41,304	17.99	3.0%	3.7%	4.6%
5	Chicago-Naperville-Elgin, IL-IN-WI	3	14	3,516,510	84.4%	87.7%	40,613	13.84	3.5%	5.0%	4.5%
6	Atlanta-Sandy Springs-Roswell, GA	9	22	3,326,176	90.3%	91.2%	35,570	12.11	5.5%	4.7%	4.0%
7	Los Angeles-Long Beach-Anaheim, CA	2	10	1,706,615	95.7%	98.2%	34,577	22.66	2.5%	2.4%	3.9%
8	Tampa-St. Petersburg-Clearwater, FL	18	12	1,901,090	82.8%	86.5%	24,748	15.72	3.0%	2.7%	2.8%
9	Cincinnati, OH-KY-IN	29	7	1,845,165	92.7%	95.8%	22,963	16.58	1.8%	2.6%	2.6%
10	Miami-Fort Lauderdale-West Palm Beach, FL	7	9	1,453,963	81.1%	88.0%	19,826	15.68	2.3%	2.1%	2.2%
	10 Largest MSAs by ABR	—	168	28,199,747	88.2%	92.1%	399,937	16.41	42.2%	40.1%	44.7%

11	Denver-Aurora-Lakewood, CO	19	6	1,317,557	87.7%	94.2%	17,428	15.10	1.5%	1.9%	1.9%
12	Orlando-Kissimmee-Sanford, FL	22	5	803,879	88.5%	90.4%	16,551	22.99	1.3%	1.1%	1.9%
13	Charlotte-Concord-Gastonia, NC-SC	23	5	1,637,966	94.0%	94.5%	15,857	11.23	1.3%	2.3%	1.8%
14	Detroit-Warren-Dearborn, MI	14	8	1,431,286	92.4%	92.9%	15,576	12.74	2.0%	2.0%	1.7%
15	San Diego-Carlsbad, CA	17	3	660,209	95.9%	98.7%	14,767	23.12	0.8%	0.9%	1.7%
16	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,193,329	86.2%	89.6%	13,877	14.23	2.0%	1.7%	1.6%
17	Ann Arbor, MI	144	3	820,327	90.4%	91.9%	12,110	16.18	0.8%	1.2%	1.4%
18	Naples-Immokalee-Marco Island, FL	142	4	780,327	79.4%	80.4%	11,811	19.35	1.0%	1.1%	1.3%
19	San Francisco-Oakland-Hayward, CA	12	2	506,994	99.3%	99.4%	11,604	28.45	0.5%	0.7%	1.3%
20	Binghamton, NY	191	4	751,572	96.5%	97.8%	10,528	14.32	1.0%	1.1%	1.2%
	20 Largest MSAs by ABR	—	216	38,103,193	88.9%	92.3%	540,046	16.37	54.4%	54.1%	60.5%

21	Allentown-Bethlehem-Easton, PA-NJ	69	3	829,432	96.6%	97.4%	10,395	14.18	0.8%	1.2%	1.2%
22	Vallejo-Fairfield, CA	121	1	519,223	84.7%	95.7%	9,986	20.26	0.3%	0.7%	1.1%
23	Memphis, TN-MS-AR	43	1	652,349	88.3%	95.0%	9,483	15.84	0.3%	0.9%	1.1%
24	Port St. Lucie, FL	110	5	690,935	81.2%	89.7%	9,376	15.24	1.3%	1.0%	1.0%
25	Nashville-Davidson--Murfreesboro--Franklin, TN	36	4	797,341	96.1%	96.1%	8,977	11.76	1.0%	1.1%	1.0%
26	Riverside-San Bernardino-Ontario, CA	13	4	502,083	93.4%	94.1%	8,596	20.77	1.0%	0.7%	1.0%
27	North Port-Sarasota-Bradenton, FL	72	5	730,159	92.2%	92.7%	8,523	12.67	1.3%	1.0%	1.0%
28	Hartford-West Hartford-East Hartford, CT	48	3	584,075	84.2%	84.2%	8,496	17.27	0.8%	0.8%	0.9%
29	Cleveland-Elyria, OH	33	3	795,777	81.2%	81.8%	8,420	13.03	0.8%	1.1%	0.9%
30	Boston-Cambridge-Newton, MA-NH	10	6	712,829	81.3%	82.6%	8,354	14.27	1.5%	1.0%	0.9%
31	Louisville/Jefferson County, KY-IN	45	4	700,232	94.0%	95.9%	7,253	11.09	1.0%	1.0%	0.8%
32	Indianapolis-Carmel-Anderson, IN	34	2	726,841	85.6%	86.6%	6,762	10.84	0.5%	1.0%	0.8%
33	Jacksonville, FL	40	3	685,315	88.2%	89.3%	6,714	11.42	0.8%	1.0%	0.8%
34	New Haven-Milford, CT	66	5	546,407	84.1%	84.1%	6,706	14.65	1.3%	0.8%	0.7%
35	Norwich-New London, CT	182	2	433,532	93.7%	93.7%	6,490	16.18	0.5%	0.6%	0.7%

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 36

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
36	Milwaukee-Waukesha-West Allis, WI	39	4	566,998	88.9%	90.1%	5,981	11.70	1.0%	0.8%	0.7%
37	College Station-Bryan, TX	187	4	491,214	91.2%	91.2%	5,708	15.44	1.0%	0.7%	0.6%
38	Scranton--Wilkes-Barre--Hazleton, PA	100	2	619,139	95.8%	95.8%	5,629	22.61	0.5%	0.9%	0.6%
39	Worcester, MA-CT	57	3	515,320	93.2%	93.5%	5,416	13.52	0.8%	0.7%	0.6%
40	Wilmington, NC	165	2	379,107	94.4%	95.7%	5,412	15.08	0.5%	0.5%	0.6%
41	Greensboro-High Point, NC	75	1	406,768	83.8%	94.7%	5,280	13.71	0.3%	0.6%	0.6%
42	Winston-Salem, NC	84	3	437,561	85.2%	90.3%	5,059	13.45	0.8%	0.6%	0.6%
43	Oxnard-Thousand Oaks-Ventura, CA	67	2	316,522	93.7%	96.5%	5,047	17.14	0.5%	0.5%	0.6%
44	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	3	455,355	70.6%	78.0%	4,954	13.95	0.8%	0.6%	0.6%
45	Kansas City, MO-KS	31	4	608,649	90.5%	91.9%	4,664	8.48	1.0%	0.9%	0.5%
46	Dayton, OH	73	2	351,898	97.7%	98.8%	4,655	13.96	0.5%	0.5%	0.5%
47	Boulder, CO	155	1	278,419	94.4%	94.4%	4,348	16.53	0.3%	0.4%	0.5%
48	Fresno, CA	54	1	261,344	98.3%	99.0%	4,121	15.92	0.3%	0.4%	0.5%
49	Spartanburg, SC	151	1	360,277	89.4%	89.4%	3,987	13.02	0.3%	0.5%	0.4%
50	Pittsfield, MA	325	1	436,805	97.9%	98.8%	3,986	21.73	0.3%	0.6%	0.4%
	50 Largest MSAs by ABR	—	301	54,495,099	89.0%	92.0%	738,824	15.74	76.5%	77.2%	82.7%

51	Charleston-North Charleston, SC	74	2	498,871	86.0%	86.7%	3,971	9.31	0.5%	0.7%	0.4%
52	Manchester-Nashua, NH	129	2	347,947	61.4%	63.4%	3,939	18.77	0.5%	0.5%	0.4%
53	Columbus, OH	32	3	435,069	86.8%	89.2%	3,903	10.76	0.8%	0.6%	0.4%
54	Mobile, AL	130	1	415,636	66.4%	77.5%	3,900	12.42	0.3%	0.6%	0.4%
55	Raleigh, NC	42	2	291,026	97.8%	99.6%	3,844	13.37	0.5%	0.4%	0.4%
56	Greenville-Anderson-Mauldin, SC	61	2	220,723	97.6%	98.3%	3,814	18.01	0.5%	0.3%	0.4%
57	Panama City, FL	222	2	397,492	96.0%	97.4%	3,788	9.78	0.5%	0.6%	0.4%
58	Bakersfield, CA	62	1	240,068	96.3%	96.3%	3,563	15.70	0.3%	0.3%	0.4%
59	Atlantic City-Hammonton, NJ	185	1	179,199	96.7%	96.7%	3,417	19.73	0.3%	0.3%	0.4%
60	Richmond, VA	44	2	228,668	94.5%	95.4%	3,417	15.66	0.5%	0.3%	0.4%
61	Odessa, TX	263	1	372,534	100.0%	100.0%	3,314	14.08	0.3%	0.5%	0.4%
62	Des Moines-West Des Moines, IA	87	2	512,825	97.1%	98.3%	3,269	6.54	0.5%	0.7%	0.4%
63	Hilton Head Island-Bluffton-Beaufort, SC	207	2	230,352	94.3%	94.3%	3,258	15.00	0.5%	0.3%	0.4%
64	Springfield, MA	91	2	319,668	92.2%	99.6%	3,179	13.42	0.5%	0.5%	0.4%
65	Greenville, NC	237	1	233,153	90.8%	94.3%	3,055	13.89	0.3%	0.3%	0.3%
66	Virginia Beach-Norfolk-Newport News, VA-NC	37	1	150,300	97.7%	97.7%	2,891	21.75	0.3%	0.2%	0.3%
67	Roanoke, VA	161	2	315,008	97.0%	97.5%	2,695	10.93	0.5%	0.4%	0.3%
68	Savannah, GA	137	2	221,381	79.2%	93.5%	2,671	12.91	0.5%	0.3%	0.3%
69	Altoona, PA	334	1	265,200	84.9%	97.2%	2,608	10.21	0.3%	0.4%	0.3%
70	Bridgeport-Stamford-Norwalk, CT	58	1	161,075	98.4%	98.4%	2,484	15.67	0.3%	0.2%	0.3%
71	Duluth, MN-WI	172	1	183,006	85.2%	98.2%	2,357	13.12	0.3%	0.3%	0.3%

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 37

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
72	Hickory-Lenoir-Morganton, NC	146	2	284,984	87.0%	88.8%	2,342	9.25	0.5%	0.4%	0.3%
73	Santa Maria-Santa Barbara, CA	122	1	179,549	100.0%	100.0%	2,236	13.43	0.3%	0.3%	0.3%
74	Concord, NH	278	1	191,887	93.7%	100.0%	2,235	12.51	0.3%	0.3%	0.2%
75	Fort Wayne, IN	123	2	248,451	77.9%	77.9%	2,229	13.60	0.5%	0.4%	0.2%
76	Elkhart-Goshen, IN	218	1	257,748	93.7%	93.7%	2,156	16.33	0.3%	0.4%	0.2%
77	Austin-Round Rock, TX	30	1	169,405	95.1%	98.5%	2,121	12.72	0.3%	0.2%	0.2%
78	St. Louis, MO-IL	20	2	209,036	94.6%	94.6%	2,116	10.88	0.5%	0.3%	0.2%
79	Tucson, AZ	53	1	165,350	100.0%	100.0%	2,050	12.40	0.3%	0.2%	0.2%
80	Manhattan, KS	391	1	217,261	95.2%	96.8%	2,027	15.63	0.3%	0.3%	0.2%
81	Flint, MI	133	1	164,535	88.9%	97.6%	2,014	12.63	0.3%	0.2%	0.2%
82	Rutland, VT	535	1	223,314	100.0%	100.0%	1,977	8.97	0.3%	0.3%	0.2%
83	Pittsburgh, PA	27	1	199,079	100.0%	100.0%	1,974	10.99	0.3%	0.3%	0.2%
84	Syracuse, NY	88	1	128,404	100.0%	100.0%	1,951	15.19	0.3%	0.2%	0.2%
85	Greeneville, TN	485	1	224,139	93.6%	97.1%	1,921	8.93	0.3%	0.3%	0.2%
86	Saginaw, MI	229	1	184,735	99.3%	99.3%	1,903	10.38	0.3%	0.3%	0.2%
87	Tulsa, OK	55	1	186,851	100.0%	100.0%	1,894	10.14	0.3%	0.3%	0.2%
88	Ithaca, NY	373	1	204,405	90.0%	100.0%	1,869	9.86	0.3%	0.3%	0.2%
89	Dover, DE	240	1	191,974	52.2%	82.3%	1,861	11.78	0.3%	0.3%	0.2%
90	Toledo, OH	93	1	303,280	71.0%	81.2%	1,819	12.98	0.3%	0.4%	0.2%
91	Crestview-Fort Walton Beach-Destin, FL	173	1	158,118	98.4%	98.4%	1,815	11.66	0.3%	0.2%	0.2%
92	Trenton, NJ	145	1	157,035	35.9%	100.0%	1,789	11.39	0.3%	0.2%	0.2%
93	California-Lexington Park, MD	353	1	92,335	100.0%	100.0%	1,788	19.36	0.3%	0.1%	0.2%
94	Columbus, IN	436	1	145,789	95.9%	97.8%	1,772	12.43	0.3%	0.2%	0.2%
95	Portland-South Portland, ME	105	1	287,513	87.3%	87.3%	1,645	19.94	0.3%	0.4%	0.2%
96	Deltona-Daytona Beach-Ormond Beach, FL	86	1	182,054	94.3%	98.9%	1,598	8.88	0.3%	0.3%	0.2%
97	London, KY	319	1	165,826	100.0%	100.0%	1,564	9.43	0.3%	0.2%	0.2%
98	Ocean City, NJ	406	1	136,822	95.2%	95.2%	1,532	11.76	0.3%	0.2%	0.2%
99	Muskegon, MI	245	1	104,600	96.2%	96.2%	1,486	16.06	0.3%	0.1%	0.2%
100	Canton-Massillon, OH	135	1	145,935	91.3%	93.6%	1,475	10.80	0.3%	0.2%	0.2%
	100 Largest MSAs by ABR	—	367	66,224,714	89.1%	92.3%	863,320	15.15	91.8%	94.4%	96.5%

	Other MSAs	—	33	3,918,270	89.2%	90.3%	31,035	8.96	8.2%	5.6%	3.5%

TOTAL		—	400	70,142,984	89.1%	92.2%	$894,355	$14.80	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 38

PROPERTIES BY STATE
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	48	7,913,633	85.0%	88.6%	$106,166	$15.46	12.0%	11.3%	11.9%
2	Texas	52	8,039,342	90.3%	93.9%	103,655	14.60	13.0%	11.5%	11.6%
3	California	27	5,090,853	94.0%	96.7%	97,061	21.25	6.8%	7.3%	10.9%
4	New York	28	3,562,860	92.3%	96.5%	67,601	19.88	7.0%	5.1%	7.6%
5	Pennsylvania	26	5,010,372	90.9%	93.7%	65,704	16.86	6.5%	7.1%	7.3%
6	North Carolina	20	4,243,307	92.5%	94.9%	44,753	11.71	5.0%	6.0%	5.0%
7	Georgia	30	4,228,329	89.6%	91.1%	42,918	11.44	7.5%	6.0%	4.8%
8	New Jersey	16	2,828,505	84.1%	94.0%	42,535	16.97	4.0%	4.0%	4.8%
9	Illinois	15	3,604,356	84.6%	87.8%	41,221	13.67	3.8%	5.1%	4.6%
10	Ohio	16	3,190,249	87.6%	90.3%	35,310	14.21	4.0%	4.5%	3.9%
11	Michigan	16	2,993,658	91.1%	92.3%	35,154	13.33	4.0%	4.3%	3.9%
12	Connecticut	12	1,850,585	87.6%	87.6%	25,332	15.70	3.0%	2.6%	2.8%
13	Tennessee	9	2,037,716	93.5%	96.0%	23,184	12.03	2.3%	2.9%	2.6%
14	Colorado	7	1,595,976	88.9%	94.3%	21,776	15.37	1.8%	2.3%	2.4%
15	Massachusetts	10	1,742,928	90.0%	91.8%	19,011	15.99	2.5%	2.5%	2.1%
16	Kentucky	7	1,683,399	94.2%	96.5%	17,806	12.12	1.8%	2.4%	2.0%
17	Minnesota	9	1,376,335	86.1%	90.7%	16,234	14.06	2.3%	2.0%	1.8%
18	South Carolina	7	1,310,223	90.3%	90.7%	15,030	12.94	1.8%	1.9%	1.7%
19	Indiana	7	1,510,856	88.0%	88.6%	14,280	11.96	1.8%	2.2%	1.6%
20	Virginia	7	1,017,100	89.8%	90.2%	10,933	12.97	1.8%	1.5%	1.2%
21	New Hampshire	5	781,528	77.6%	81.0%	8,098	13.36	1.2%	1.1%	0.9%
22	Wisconsin	4	566,998	88.9%	90.1%	5,981	11.70	1.0%	0.8%	0.7%
23	Maryland	3	414,808	75.7%	83.8%	5,861	16.87	0.7%	0.6%	0.7%
24	Missouri	5	655,984	92.4%	93.1%	5,322	8.89	1.2%	0.9%	0.6%
25	Alabama	1	415,636	66.4%	77.5%	3,900	12.42	0.2%	0.6%	0.5%
26	Kansas	2	378,962	92.0%	94.0%	3,485	12.64	0.5%	0.5%	0.4%
27	Iowa	2	512,825	97.1%	98.3%	3,269	6.54	0.5%	0.7%	0.4%
28	West Virginia	2	251,500	96.0%	96.0%	2,088	8.65	0.5%	0.4%	0.2%
29	Arizona	1	165,350	100.0%	100.0%	2,050	12.40	0.2%	0.2%	0.2%
30	Vermont	1	223,314	100.0%	100.0%	1,977	8.97	0.2%	0.3%	0.2%
31	Oklahoma	1	186,851	100.0%	100.0%	1,894	10.14	0.2%	0.3%	0.2%
32	Delaware	1	191,974	52.2%	82.3%	1,861	11.78	0.2%	0.3%	0.2%
33	Maine	1	287,513	87.3%	87.3%	1,645	19.94	0.2%	0.4%	0.2%
34	Louisiana	2	279,159	66.0%	77.5%	1,260	5.82	0.5%	0.4%	0.1%

TOTAL		400	70,142,984	89.1%	92.2%	$894,355	$14.80	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 39

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	415,636	77.5%	$3,900	$12.42	Sam's Club*	Bed Bath & Beyond, Big Lots, Burke's Outlet, Burlington Stores, Conn's HomePlus, Cost Plus World Market, David's Bridal, Marshalls, Michaels, Shoe Station	-
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	100.0%	2,050	12.40	Sam's Club*	CareMore, Defy-Tucson, Tuesday Morning, Stein Mart	-
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	96.3%	3,563	15.70	Lassens Natural Foods & Vitamins	AMC Theatres, Burlington Stores, Five Below, In Shape Fitness, Ross Dress for Less	Hobby Lobby
4	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	125,047	94.7%	2,881	25.76	Trader Joe's*	24 Hour Fitness, CVS, Harbor Freight Tools	-
5	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	71,819	96.3%	1,296	19.94	Stater Bros.	-	-
6	Cudahy Plaza (3)	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2020	123,146	91.9%	2,480	21.92	-	Big Lots, Burlington Stores, Chuze Fitness	-
7	University Mall	Davis	CA	Sacramento--Roseville--Arden-Arcade, CA	1964	105,931	53.6%	1,365	24.03	Trader Joe's	Cost Plus World Market	-
8	Felicita Plaza	Escondido	CA	San Diego-Carlsbad, CA	2001	98,594	100.0%	1,551	15.73	Vons (Albertsons)	Chuze Fitness	-
9	Felicita Town Center	Escondido	CA	San Diego-Carlsbad, CA	1987	124,670	100.0%	3,021	24.23	Major Market, Trader Joe's	Rite Aid	-
10	Arbor - Broadway Faire (2)	Fresno	CA	Fresno, CA	1995	261,344	99.0%	4,121	15.92	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres	-
11	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	179,549	100.0%	2,236	13.43	Vons (Albertsons)	Five Below, Harbor Freight Tools, Marshalls, Michaels, Ulta	-
12	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	96.5%	1,199	14.28	Grocery Outlet	dd's Discounts (Ross), Sears Outlet	In Shape Fitness
13	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	100.0%	6,126	22.13	Albertsons	Best Buy, CVS, Five Below, Kohl's, Ross Dress for Less	-
14	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	100.0%	2,203	18.26	Barons Market	Crunch Fitness, Dollar Tree	-
15	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,269	11.19	Food 4 Less (Kroger)	Ross Dress for Less, Target	-
16	Metro 580	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	1996	177,573	100.0%	2,866	34.92	-	Kohl's, Party City	Walmart
17	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2019	329,421	99.1%	8,738	26.82	99 Ranch Market, Trader Joe's	CVS, Macy's Home Store, Restoration Hardware, Total Wine & More	-
18	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	95.8%	6,119	24.70	-	Marshalls, Planet Fitness	-
19	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	100.0%	5,245	30.86	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	-
20	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	49,089	90.7%	745	16.73	Stater Bros.	-	-
21	Village at Mira Mesa (3)	San Diego	CA	San Diego-Carlsbad, CA	2020	436,945	98.1%	10,195	24.55	Sprouts Farmers Market, Vons (Albertsons)	Bed Bath & Beyond, BevMo, CVS, Marshalls, Michaels, Mira Mesa Lanes	-
22	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	97.0%	3,786	23.68	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	-
23	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	3,131	28.68	Trader Joe's	Big Lots, Petco, Rite Aid	-
24	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,562	23.95	El Super, Walmart Supercenter	LA Fitness, Ross Dress for Less	Target
25	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.6%	2,166	11.86	Vons (Albertsons)	Ace Hardware, Big Lots	-
26	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,903	90.1%	2,935	22.33	Stater Bros.	Rite Aid, Stein Mart	-
27	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,114	20.94	Ralphs (Kroger)	-	-
28	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	103,880	93.1%	2,162	22.37	Sprouts Farmers Market	-	-
29	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo-Fairfield, CA	2018	519,223	95.7%	9,986	20.26	Costco*	Bed Bath & Beyond, Century Theatres, DSW, LA Fitness, Marshalls, Michaels, OfficeMax, Party City, Petco, Ross Dress for Less, Ulta	Target
30	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	801	8.41	King Soopers (Kroger)	Arc	-
31	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	476,988	99.3%	7,480	15.94	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Burlington Stores, buybuy BABY, Goldfish Swin School, Kohl's, Planet Fitness, Stein Mart	-
32	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	96.9%	1,766	10.58	King Soopers (Kroger)	Cinema Latino, Gen-X	-
33	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	96.5%	1,864	15.96	-	Chuze Fitness	-
34	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Lakewood, CO	2013	113,682	92.7%	1,076	38.40	King Soopers (Kroger)	Pet Supplies Plus	-
35	Superior Marketplace	Superior	CO	Boulder, CO	1997	278,419	94.4%	4,348	16.54	Whole Foods Market, Costco*, SuperTarget*	Goldfish Swim School, Stickley Furniture, T.J.Maxx, Ulta	-
36	Westminster City Center (3)	Westminster	CO	Denver-Aurora-Lakewood, CO	2020	332,059	83.7%	4,441	15.99	-	Barnes & Noble, David's Bridal, Five Below, Golf Galaxy, JOANN, Ross Dress for Less, Tile Shop, Ulta	-
37	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	106,406	91.7%	2,581	26.45	Whole Foods Market	Petco	-

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 40

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

38	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	92.9%	2,352	12.87	Super Stop & Shop (Ahold Delhaize)	Kohl's	Walmart
39	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	97.5%	987	13.99	PriceRite (Wakefern)	-	The Home Depot
40	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	327,775	75.5%	3,499	14.15	Walmart Supercenter*	Ashley Furniture, Bed Bath & Beyond, Cost Plus World Market, DSW, Edge Fitness, Frontera Grill, Hobby Lobby	Best Buy, The Home Depot, Walmart
41	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	54,302	38.9%	232	10.97	-	Dollar Tree	-
42	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	98.1%	2,416	16.43	Price Chopper	Dick's Sporting Goods	-
43	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	96.1%	1,782	17.85	-	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart	-
44	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	88.4%	1,651	14.07	-	Christmas Tree Shops	-
45	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	98.4%	2,484	15.67	-	LA Fitness, Marshalls	-
46	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	83.3%	1,156	11.06	-	Eblens Outlet, JOANN, Staples, T.J.Maxx	-
47	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,096	82.4%	2,054	13.80	Super Stop & Shop (Ahold Delhaize)	Dollar Tree	Target
48	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	94.4%	4,138	18.95	-	Dick’s Sporting Goods, DSW, Michaels, Party City, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
49	North Dover Center	Dover	DE	Dover, DE	1989	191,974	82.3%	1,861	11.78	-	Hobby Lobby, Kirkland's, Party City, Staples, T.J.Maxx	-
50	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	75.5%	3,878	17.65	-	Bed Bath & Beyond, Belk, HomeGoods, Marshalls, Michaels, Office Depot, Petco, Ulta	-
51	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	93.1%	6,359	22.71	Costco*, SuperTarget*	Burlington Stores, David's Bridal, Michaels, PetSmart, Ross Dress for Less	Lowe's
52	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	264,129	90.3%	3,583	15.02	Publix	Big Lots, Harvest Church, Off the Wall Trampoline, Planet Fitness	-
53	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	90,488	87.6%	1,938	24.45	-	Broward County Library, CVS	-
54	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	182,054	98.9%	1,598	8.88	Publix	Big Lots, Planet Fitness, Tractor Supply	-
55	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	98.4%	1,815	11.66	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx	-
56	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	863	9.89	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	-
57	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	330,029	81.5%	2,234	9.04	-	American Signature Furniture, Bealls Outlet, David's Bridal, Ollie's Bargain Outlet, Surplus Warehouse	-
58	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	87.7%	1,680	19.50	-	LA Fitness	-
59	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	137,020	93.8%	2,405	19.25	Walmart Neighborhood Market	Walgreens	-
60	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	182,314	92.4%	1,804	11.03	Publix	Dollar Tree, Petco, Staples, Tuesday Morning, T.J.Maxx	-
61	Marco Town Center (3)	Marco Island	FL	Naples-Immokalee-Marco Island, FL	2020	109,745	76.1%	1,879	22.51	Publix	-	-
62	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2007	343,585	70.6%	3,405	14.46	Walmart Supercenter*	Citi Trends, Marshalls, Ross Dress for Less	The Home Depot
63	Shops at Palm Lakes	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1996	198,473	99.1%	3,612	18.37	Fresco y Más (Southeastern Grocers)	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	-
64	Freedom Square	Naples	FL	Naples-Immokalee-Marco Island, FL	1995	211,839	43.5%	1,358	14.73	Publix	-	-
65	Naples Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	201,795	100.0%	3,781	19.06	Publix	Marshalls, Office Depot, PGA TOUR Superstore	-
66	Park Shore Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2018	256,948	97.2%	4,793	20.28	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Kirkland's, Party City, Saks OFF Fifth, Yard House	-
67	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	100.0%	1,098	13.53	Publix	Zone Fitness Club	-
68	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	88,441	97.5%	1,019	11.82	Sedano's	Family Dollar	-
69	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,491	17.66	-	Burlington Stores, LA Fitness	Target
70	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	98.7%	1,093	14.51	Publix	-	-
71	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	72,683	100.0%	1,233	16.96	-	Office Depot	-
72	Pointe Orlando (3)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2020	415,615	84.5%	10,054	29.17	-	Capital Grille, Hampton Social, Main Event, Regal Cinemas, Rodizio Grill	-
73	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	839	13.00	Publix	-	-
74	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	165,468	92.2%	3,044	20.52	-	Coastal Care, Walgreens	-

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 41

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

75	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	92.8%	1,220	13.30	Publix	-	-
76	Panama City Square	Panama City	FL	Panama City, FL	1989	298,665	98.9%	2,568	8.69	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	-
77	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	214,489	86.2%	2,601	14.07	Publix	Fortis Institute, Urban Air Adventure Park, Walgreens	-
78	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	94.9%	1,194	13.22	Winn-Dixie (Southeastern Grocers)	Dollar Tree	-
79	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	733	12.86	Winn-Dixie (Southeastern Grocers)	-	-
80	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	93.9%	779	21.06	SuperTarget*	The Zoo Health Club	-
81	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2020	142,562	98.7%	2,511	17.85	Publix	Harbor Freight Tools, Pet Supermarket, Walgreens	-
82	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,105	12.46	Publix	Big Lots, Crunch Fitness, HomeGoods	-
83	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	130,301	75.3%	1,416	14.43	Publix	Planet Fitness	-
84	Seminole Plaza (3)	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	98.4%	2,049	13.28	Sprouts Farmers Market	Bealls Outlet, Burlington Stores, T.J.Maxx	-
85	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	265,464	95.4%	3,617	14.28	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco	-
86	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	136,224	74.0%	1,607	15.94	Publix	CVS, Dollar Tree	-
87	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	99.1%	1,380	9.31	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots	-
88	Skyway Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	110,799	44.7%	532	11.43	-	Advantage Village Academy, Dollar Tree	-
89	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	202,384	82.9%	1,719	10.25	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s	-
90	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	84.2%	1,698	13.34	Publix	Family Dollar, Flooring USA	-
91	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	93.3%	1,281	12.47	Patel Brothers	Dollar Tree, LA Fitness	Walmart
92	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	95.3%	1,647	18.65	Publix	Rarehues	-
93	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	89,207	98.2%	1,395	15.92	-	Dollar Tree, Lumber Liquidators, Ross Dress for Less	-
94	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	97.9%	2,351	16.46	Publix	Petco, T.J.Maxx, Ulta	-
95	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	90.2%	877	7.34	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx	-
96	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	78.7%	570	6.60	Publix	-	-
97	Venice Village	Venice	FL	North Port-Sarasota-Bradenton, FL	1989	172,267	91.3%	2,460	15.64	Publix	JOANN, Planet Fitness	-
98	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	80.9%	616	6.67	Harveys (Southeastern Grocers)	OK Beauty & Fashions Outlet	-
99	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	280,749	91.4%	3,768	19.68	-	Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Studio Movie Grill
100	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	445,042	87.2%	4,780	12.58	City Farmers Market	dd's Discounts (Ross), NCG Cinemas	-
101	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	170,681	96.8%	1,367	8.28	-	At Home, Dollar Tree, Octapharma	-
102	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	97.8%	531	8.20	Food Depot	Family Dollar	-
103	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	93.8%	1,115	15.04	Publix	-	-
104	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	100.0%	721	8.66	Kroger	Planet Fitness	-
105	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Roswell, GA	2001	171,374	100.0%	2,343	13.67	Walmart Supercenter*	JOANN, PetSmart, Value Village	The Home Depot
106	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	85.4%	750	6.87	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres	-
107	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	98.1%	796	12.07	Publix	-	-
108	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	96.7%	1,266	13.80	Kroger	-	-
109	Northside	Dalton	GA	Dalton, GA	2001	73,931	97.3%	622	8.65	-	Family Dollar	-
110	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	92.5%	834	11.58	Publix	-	-
111	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	81.1%	727	19.29	Kroger*	-	-
112	Westgate	Dublin	GA	Dublin, GA	2004	110,738	81.5%	601	6.95	-	Big Lots	The Home Depot
113	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	1995	155,172	100.0%	1,645	10.60	-	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill	-

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 42

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

114	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	178,871	79.8%	1,305	10.89	Food Depot	Cinemark, Staples	-
115	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	218,818	100.0%	2,465	11.27	ALDI	Best Buy, Duluth Trading, Michaels, OfficeMax, PetSmart, The Furniture Mall	-
116	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	97.2%	1,378	14.61	Publix	-	-
117	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	100.0%	1,540	14.54	Publix	-	-
118	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1959	229,013	55.9%	1,036	8.10	-	Dollar Tree, Ollie's Bargain Outlet, Planet Fitness	-
119	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	54,976	91.8%	545	10.80	-	Marshalls	-
120	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	94.2%	1,194	11.21	Kroger	-	-
121	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	145,853	95.6%	2,064	14.80	Kroger	Kayhill's Sports Bar and Grill	-
122	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	93.6%	600	9.19	Food Depot	-	-
123	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	93,420	94.5%	977	11.06	-	PGA TOUR Superstore	-
124	Victory Square	Savannah	GA	Savannah, GA	2007	119,919	90.7%	1,590	14.63	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinema, Staples	The Home Depot
125	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	188,135	97.3%	2,946	16.09	Kroger	-	-
126	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	347,091	95.9%	1,715	5.15	Walmart Supercenter	Hobby Lobby, NCG Cinemas	-
127	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	96.8%	1,081	11.01	Kroger	-	-
128	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	1979	243,120	99.4%	1,529	6.46	-	Burlington Stores, Harbor Freight Tools, Hobby Lobby	-
129	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	97.4%	1,740	6.62	Price Chopper	Aspen Athletic Clubs, Big Lots, Northern Tool + Equipment, Office Depot	-
130	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,463	93.3%	3,564	19.16	Trader Joe's	Chuck E. Cheese's, Kirkland's, Petco, Ulta	-
131	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	92.1%	2,111	15.12	-	XSport Fitness	Kohl's
132	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	198,190	98.1%	2,380	12.24	Shop & Save Market	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	-
133	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	93.9%	4,421	15.64	-	Marshalls, Ross Dress for Less, The Home Depot, XSport Fitness	-
134	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	541,651	91.8%	5,989	12.79	-	AMC Theatres, At Home, Best Buy, Burlington Stores, Five Below, Party City, PetSmart, Planet Fitness, Ross Dress for Less	-
135	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	87.1%	2,463	10.35	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
136	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	62,009	79.0%	1,066	21.75	-	Walgreens	-
137	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	92.6%	608	7.47	Cub Foods (United Natural Foods Inc.)	-	-
138	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	80.8%	2,139	15.42	-	Best Buy, Painted Tree Marketplace, PetSmart, Stein Mart	-
139	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	80.4%	1,337	15.58	Sunset Foods	-	-
140	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2019	245,407	60.6%	1,839	12.37	-	Altitude Trampoline Park, David's Bridal, JOANN, LA Fitness	-
141	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	96.2%	1,788	16.56	Jewel-Osco	Planet Fitness	-
142	Westridge Court (2)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	682,626	88.9%	7,500	12.61	-	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Edge Fitness, Old Navy, Painted Tree Marketplace, Party City, Star Cinema Grill, Ulta	-
143	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,913	94.5%	1,966	17.94	-	LA Fitness, Regal Cinemas	-
144	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1973	248,077	80.0%	2,050	10.78	Walt's Fine Foods	Planet Fitness, Tile Shop	-
145	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	94.7%	1,230	9.93	-	Godby Home Furnishings, Ollie's Bargain Outlet	-
146	Columbus Center	Columbus	IN	Columbus, IN	1964	145,789	97.8%	1,772	12.43	-	Big Lots, Five Below, OfficeMax, Pet Supplies Plus, T.J.Maxx, Ulta	Target
147	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	85.7%	1,686	17.02	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
148	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	257,748	93.7%	2,156	16.33	Walmart Supercenter*	Burlington Stores, JOANN, Ross Dress for Less, Staples	-
149	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	98,288	65.9%	543	8.38	Kroger	-	-
150	Speedway Super Center (3)	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2020	596,072	84.8%	5,532	11.06	Kroger	Burlington Stores, Kohl's, Oak Street Health Center, Petco, Ross Dress for Less, Sears Outlet, T.J.Maxx	-

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 43

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

151	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,361	10.31	Pay Less (Kroger)	-	-
152	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	90.3%	1,458	9.98	Hy-Vee	-	-
153	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	217,261	96.8%	2,027	15.63	Dillons (Kroger)	Bellus Academy, JOANN, Marshalls	-
154	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	1,064	8.16	-	At Home, Staples	-
155	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	686,875	95.7%	7,925	15.25	Kroger	Barnes & Noble, Bob's Furniture, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Staples, T.J.Maxx	-
156	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,374	96.4%	1,897	9.94	-	King Pin Lanes, Louisville Athletic Club	-
157	London Marketplace	London	KY	London, KY	1994	165,826	100.0%	1,564	9.43	Kroger	Goody's, Kohl's, Marshalls, Planet Fitness	-
158	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	92.3%	1,810	11.21	Kroger	Petco	-
159	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	157,971	95.8%	1,590	11.06	Kroger	-	-
160	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	99.2%	1,956	12.40	Kroger Marketplace	-	-
161	Karam Shopping Center	Lafayette	LA	Lafayette, LA	1970	100,120	88.4%	316	3.57	Super 1 Foods	dd's Discounts (Ross)	-
162	The Pines Shopping Center	Pineville	LA	Alexandria, LA	1991	179,039	71.4%	944	7.38	Super 1 Foods	Ollie's Bargain Outlet	-
163	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	130,635	63.8%	715	8.58	-	Citi Trends, Crunch Fitness, L&M Bargain	-
164	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	79,698	100.0%	2,345	29.42	-	Golf Galaxy, Staples	Duluth Trading Co.
165	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	100.0%	1,807	13.16	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	-
166	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	284,757	93.0%	2,871	11.28	-	Barnes & Noble, Michaels, Party City, Petco, Staples, T.J.Maxx	-
167	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	66.7%	262	15.40	Hannaford Bros. (Ahold Delhaize)*	-	Walmart
168	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	37.4%	882	30.19	-	Rainbow Shops	-
169	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	96.1%	2,488	14.16	Star Market (Albertsons)	Marshalls, Ocean State Job Lot	-
170	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	436,805	98.8%	3,986	21.74	Market 32	Barnes & Noble, Michaels, Staples, The Home Depot, Ulta, Walmart	-
171	Westgate Plaza	Westfield	MA	Springfield, MA	1996	123,673	98.9%	1,372	13.78	Aldi	Five Below, Ocean State Job Lot, Staples, T.J.Maxx	-
172	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	205,048	97.4%	2,283	17.69	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	-
173	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,788	19.36	-	Best Buy, Old Navy, Petco, Ross Dress for Less	-
174	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	100.0%	872	34.16	-	-	-
175	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	296,944	77.3%	3,201	13.94	Giant Food (Ahold Delhaize)	Five Below, JOANN, Peebles, Planet Fitness, Ross Dress for Less, Ulta	-
176	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	87.3%	1,645	19.94	-	Big Lots, Dollar Tree, JOANN, Lowe's	-
177	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	93.5%	6,593	17.74	Kroger	Bed Bath & Beyond, DSW, Gardner White Furniture, Marshalls, Michaels, Nordstrom Rack, Ulta	-
178	Maple Village (3)	Ann Arbor	MI	Ann Arbor, MI	2020	294,029	98.6%	4,771	16.45	Plum Market	Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Stein Mart, Ulta	-
179	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	91.6%	914	11.69	Busch’s Fresh Food Market	Ace Hardware	-
180	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	100.0%	842	10.65	-	Dollar Tree, Ollie's Bargain Outlet, True Value	-
181	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	164,535	97.6%	2,014	12.63	VG's Food (SpartanNash)	Dunham's Sports, Glik's	Five Below, Michaels, T.J.Maxx
182	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	77.3%	597	7.76	D&W Fresh Market (SpartanNash)	-	-
183	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	188,646	83.4%	1,468	9.48	-	Bed Bath & Beyond, DXL Destination XL, Hobby Lobby, Planet Fitness	-
184	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	104,600	96.2%	1,486	16.06	-	JOANN, Party City, Shoe Carnival, Ulta	Kohl's
185	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	280,883	86.6%	2,608	10.72	Prince Valley Market	Blink Fitness (Equinox), Burlington Stores, Citi Trends, Dollar Tree	-

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 44

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

186	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	464,931	97.5%	6,632	19.16	-	Best Buy, DSW, Emagine Theatre, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
187	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	99.3%	1,903	10.38	-	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools	-
188	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	100.0%	1,186	11.66	-	Party City, Planet Fitness	Burlington Stores
189	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,564	95.1%	937	9.70	Dream Market	O'Reilly Auto Parts, Planet Fitness, Redline Athletics	-
190	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,107	7.15	-	Amish Direct Furniture, Bed Bath & Beyond, Dunham's Mega Sports, Urban Air Adventure Park	-
191	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	75.1%	1,350	11.04	-	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target
192	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	70.8%	746	8.59	Save-A-Lot	Dollar Tree, Planet Fitness	-
193	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,243	97.2%	2,229	18.46	SuperTarget*	Best Buy, Dollar Tree, Walgreens	-
194	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,006	98.2%	2,357	13.12	-	Best Buy, David's Bridal, HomeGoods, JOANN, T.J.Maxx	-
195	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	205,009	86.5%	1,994	11.25	Cub Foods (Jerry's Foods)	OfficeMax	-
196	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,607	97.0%	1,726	20.24	Cub Foods (United Natural Foods Inc.)*	-	-
197	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	91.7%	2,185	11.15	-	Marshalls, Michaels	-
198	Roseville Center (3)	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2020	80,165	95.7%	1,024	19.64	ALDI, Cub Foods (Jerry's Foods)*	Dollar Tree	-
199	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	114,567	98.4%	1,798	15.94	Fresh Thyme Farmers Market	Marshalls	-
200	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	291,048	78.4%	2,098	12.93	Cub Foods (United Natural Foods Inc.)	Planet Fitness, T.J.Maxx, Valu Thrift Store	-
201	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	94.2%	823	11.96	Festival Foods	Dollar Tree	-
202	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,446	96.4%	1,694	13.11	ALDI	Michaels, Party City, Petco, Tuesday Morning	-
203	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	87.3%	783	5.99	Price Chopper	-	-
204	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	100.0%	1,431	8.85	Price Chopper	Ace Hardware	-
205	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	89.4%	992	8.89	Price Chopper	-	-
206	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	91.1%	422	6.47	Schnucks	-	-
207	Devonshire Place	Cary	NC	Raleigh, NC	1996	106,680	100.0%	1,572	15.05	-	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	-
208	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	281,924	91.2%	3,982	15.49	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Staples	-
209	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	89.6%	1,937	9.37	Patel Brothers	Big Lots, Gabriel Brothers, The Home Depot, Value City Furniture	-
210	Macon Plaza	Franklin	NC	—	2001	92,583	100.0%	545	10.81	BI-LO (Southeastern Grocers)	Peebles	-
211	Garner Towne Square	Garner	NC	Raleigh, NC	1997	184,346	99.3%	2,272	12.41	-	Burn Boot Camp, Citi Trends, OfficeMax, PetSmart	Target, The Home Depot
212	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	90.8%	3,480	13.47	Walmart Supercenter	Best Buy, Burke's Outlet, Dollar Tree, Five Below, Michaels, Partners in Primary Care, Ross Dress for Less, Skechers	-
213	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	94.7%	5,280	13.71	-	Burlington Stores, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Rainbow Shops, Ross Dress for Less	Target
214	University Commons	Greenville	NC	Greenville, NC	1996	233,153	94.3%	3,055	13.89	Harris Teeter (Kroger)	Barnes & Noble, Petco, T.J.Maxx	Target
215	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	91.1%	1,707	9.79	-	Academy Sports + Outdoors, Dollar Tree, Harbor Freight Tools, Ollie's Bargain Outlet	-
216	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	100.0%	1,089	4.35	Walmart Supercenter	Dollar Tree	-
217	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	93,553	84.1%	635	8.07	-	Big Lots, Harbor Freight Tools	Rural King
218	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	100.0%	1,443	14.84	-	Person County Health & Human Services	-
219	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	100.0%	4,174	11.95	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	-
220	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	100.0%	2,284	6.71	Walmart Supercenter	Big Lots, Burkes Outlet, Tractor Supply	-
221	Anson Station	Wadesboro	NC	—	1988	132,353	99.1%	827	6.31	-	Peebles, Rose's, Tractor Supply Co.	-

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 45

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

222	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	89.6%	1,755	14.05	-	OfficeMax, PetSmart, Sportsmans Warehouse	Target
223	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	99.4%	3,657	15.63	Lowes Foods	HomeGoods, T.J.Maxx	-
224	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	96.6%	1,182	14.78	Harris Teeter (Kroger)	-	-
225	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	282,493	87.3%	2,980	13.09	Super Compare Foods	Badcock Home Furniture, Citi Trends, Modern Home, Office Depot	-
226	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	897	13.08	-	Golf Galaxy, Mattress Firm, OfficeMax	-
227	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,699	41.9%	1,513	16.68	-	Bed Bath & Beyond, Boston Interiors	-
228	Capitol Shopping Center	Concord	NH	Concord, NH	2001	191,887	100.0%	2,235	12.51	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	-
229	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	99.0%	2,426	20.37	-	New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
230	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	82.3%	484	6.68	-	JOANN, NH1 MotorPlex	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
231	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,004	96.7%	1,440	9.92	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	-
232	Laurel Square (3)	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2020	246,235	80.9%	1,773	8.90	Corrado's Market	At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	-
233	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,311	95.2%	4,597	24.01	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less	-
234	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,422	26.93	Acme (Albertsons)	-	-
235	Collegetown Shopping Center (3)	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	245,727	89.7%	2,716	12.32	LIDL	Big Lots, LA Fitness, Ross Dress for Less, Staples	-
236	Hamilton Plaza	Hamilton	NJ	Trenton, NJ	1972	157,035	100.0%	1,789	11.39	-	Dollar Tree, Hibachi Grill & Supreme Buffet, Planet Fitness, Rothman Orthopaedic Institue	-
237	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	93.4%	1,591	13.39	Super Stop & Shop (Ahold Delhaize)	-	-
238	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	335,378	98.4%	6,817	20.66	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx	-
239	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	99.2%	3,888	20.15	ShopRite	Petco, Rite Aid	-
240	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	86.1%	1,104	32.26	ShopRite	-	-
241	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	246,120	96.1%	3,785	16.01	Bhavani Food Market	Marshalls, Pep Boys, Petco, Robert Wood Johnson Fitness	-
242	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	94.0%	2,957	19.72	-	Blink Fitness (Equinox), Cinepolis, HomeGoods, Marshalls	-
243	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	136,822	95.2%	1,532	11.76	ShopRite*	Peebles, PetSmart, Planet Fitness	-
244	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	96.7%	3,417	19.73	ShopRite	Staples	-
245	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	100.0%	655	18.09	ShopRite	-	-
246	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	87,760	100.0%	1,492	17.00	-	Dollar Tree, Jersey Strong	-
247	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,253	90.7%	3,000	15.30	Walmart Supercenter*	Dollar Tree, Marshalls, Rainbow Shops, Ross Dress for Less, Staples, Ulta	-
248	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	100.0%	2,808	31.30	-	Minado, Stew Leonard's Wines, T.J.Maxx	-
249	Erie Canal Centre	DeWitt	NY	Syracuse, NY	2018	128,404	100.0%	1,951	15.19	-	Burlington Stores, Dick's Sporting Goods, Michaels	-
250	Unity Plaza	East Fishkill	NY	New York-Newark-Jersey City, NY-NJ-PA	2005	67,462	100.0%	1,438	21.32	Acme (Albertsons)	True Value	-
251	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	67.4%	1,494	26.22	BJ's Wholesale*	24 Hour Fitness	Kohl's, Walmart
252	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	97.7%	2,099	27.74	Stop & Shop*, Wild by Nature Market*	Ace Hardware	Rite Aid
253	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	1990	208,394	97.7%	3,422	16.81	-	Burlington Stores, Dollar Tree, K&G Fashion Superstore, Phenix Salon Suites	-
254	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	194,441	98.5%	7,097	37.87	H-Mart	Christmas Tree Shops, T.J.Maxx	-
255	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,405	100.0%	1,869	9.87	-	Big Lots, Dollar Tree, JOANN, Party City, Planet Fitness, Rite Aid, True Value	-
256	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,607	22.26	Key Food Marketplace	T.J.Maxx	-
257	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	607	35.71	Trader Joe's	-	-

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 46

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

258	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,904	100.0%	1,484	23.97	KolSave Market*	Advance Auto Parts, Dollar Tree, Planet Fitness	-
259	Mamaroneck Centre (3)	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2020	36,848	95.1%	1,329	37.93	North Shore Farms	CVS	-
260	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	92.5%	2,988	14.94	Super Stop & Shop (Ahold Delhaize)	Planet Fitness, Savers	-
261	Wallkill Plaza	Middletown	NY	New York-Newark-Jersey City, NY-NJ-PA	1986	209,910	97.0%	2,182	11.05	-	Ashley Furniture, Big Lots, Citi Trends, David's Bridal, Hobby Lobby	-
262	Monroe ShopRite Plaza	Monroe	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	122,007	100.0%	2,016	16.52	ShopRite	Better Lifestyle Club, Rite Aid, U.S. Post Office	-
263	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	255,542	87.0%	6,066	27.29	A Matter of Health	Barnes & Noble, Marshalls, Petco	-
264	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	39,008	86.3%	1,267	37.66	-	Harmon Discount	-
265	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	122,996	97.2%	2,780	23.26	-	Dollar Tree, HomeGoods	-
266	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	1,979	19.96	Best Market (LIDL)	CVS, T.J.Maxx	-
267	Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	115,089	100.0%	2,753	23.92	Costco*	HomeSense, Marshalls, Petsmart, Ulta	-
268	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	100.0%	1,243	28.17	-	HomeGoods, Rite Aid	-
269	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	180,182	100.0%	3,273	18.63	ShopRite	Blink Fitness (Equinox), Bob's Stores	Firestone
270	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	97.3%	1,864	11.92	-	Olum's Furniture & Appliances, Staples	-
271	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,154	100.0%	2,263	10.92	-	Bed Bath & Beyond, Kohl's, PetSmart	Target
272	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	91.0%	1,401	16.67	-	HomeGoods, Michaels, Old Navy	-
273	Town Square Mall	Vestal	NY	Binghamton, NY	1991	291,346	98.7%	5,000	17.40	Sam's Club*, Walmart Supercenter*	AMC Theatres, Barnes & Noble, Dick's Sporting Goods, Dollar Tree, DSW, T.J.Maxx, Ulta	-
274	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	707	10.92	Hannaford Bros. (Ahold Delhaize)	Red Robin Gourmet Burger	Lowe's
275	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	98.4%	2,614	30.02	H-Mart	-	-
276	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	143,282	100.0%	2,094	15.14	Giant Eagle	-	The Home Depot
277	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	145,935	93.6%	1,475	10.80	Giant Eagle	-	-
278	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	221,743	93.0%	2,392	17.75	Kroger	Petco, Planet Fitness, Rainbow Shops	-
279	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	164,750	97.4%	1,410	8.79	Kroger	Pet Supplies Plus, Salvation Army	-
280	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	252,326	93.4%	3,544	15.04	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, Stein Mart, T.J.Maxx	-
281	Western Hills Plaza (3)	Cincinnati	OH	Cincinnati, OH-KY-IN	2020	228,513	100.0%	4,345	19.75	-	Bed Bath & Beyond, Michaels, Old Navy, Staples, T.J.Maxx, Ulta	Target
282	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	96.4%	1,165	37.55	Kroger	-	-
283	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	89.5%	1,303	10.05	Kroger	Dollar Tree, Planet Fitness	-
284	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573	84.9%	1,195	11.53	Kroger	-	-
285	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900	100.0%	199	11.12	Kroger*	-	-
286	South Towne Centre	Dayton	OH	Dayton, OH	1972	333,998	98.7%	4,456	14.12	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, JOANN, Party City, Petsmart, Value City Furniture	-
287	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	582,492	75.2%	5,154	11.77	Giant Eagle, Marc's	Cleveland Furniture Bank, JOANN, Marshalls, Party City	BJ's Wholesale Club
288	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	100.0%	1,172	16.74	-	Ollie's Bargain Outlet, Sears Outlet	-
289	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167	95.7%	2,182	26.18	Kroger	Marshalls	-
290	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565	92.6%	1,405	10.87	-	Ashley Furniture, Citi Trends, Dollar Tree, Michaels	-
291	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	303,280	81.2%	1,819	12.99	Kroger	Big Lots, Crunch Fitness, Harbor Freight Tools	-
292	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,894	10.14	-	Basset Home Furnishings, Boot Barn, Conn's, David's Bridal, PetSmart	Best Buy
293	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	97.8%	2,888	21.02	Giant Food (Ahold Delhaize)	CVS, Dollar Tree	-
294	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	265,200	97.2%	2,608	10.21	Weis Markets	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park	-
295	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	199,079	100.0%	1,974	10.99	Giant Eagle	Pep Boys, Walmart	-

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 47

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

296	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	97.0%	3,967	13.76	Giant Food (Ahold Delhaize)	Aetna, Big Lots, Citi Trends, Dollar Tree, Mega Marshalls, PetSmart, Rite Aid, Staples, Wines & Spirits Shoppe	-
297	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	290,654	79.4%	1,800	8.02	-	Bristol Flea Market, Dollar Tree, Ollie's Bargain Outlet	-
298	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	69.9%	405	12.58	-	-	-
299	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	85.1%	2,398	19.62	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	-
300	Collegeville Shopping Center (3)	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	110,696	79.8%	1,504	17.03	Kimberton Whole Foods	Pep Boys, Rascal Fitness	-
301	Plymouth Square Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1959	235,728	70.2%	3,310	20.00	Weis Markets	Marshalls, REI	-
302	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	74,432	100.0%	1,990	26.74	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	-
303	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	97.1%	1,044	10.23	-	Chuck E. Cheese's	-
304	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre--Hazleton, PA	1997	312,699	93.8%	3,253	18.10	-	Burlington Stores, Dollar Tree, Gabe's, Party City, PetSmart, The Home Depot, T.J.Maxx	-
305	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	98.6%	3,565	15.21	-	Kohl's, Marshalls, Regal Cinemas	-
306	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	96.9%	1,296	17.79	-	Dollar Tree, Ross Dress for Less, Tuesday Morning, U.S. Post Office	-
307	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1979	144,920	94.8%	954	7.10	-	Big Lots, Ollie's Bargain Outlet, Planet Fitness	-
308	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	100.0%	1,048	19.14	Weis Markets*	-	-
309	Village at Newtown (3)	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	213,530	94.2%	6,343	32.44	McCaffrey's	Ulta	-
310	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,353	97.6%	2,766	26.65	-	Dollar Tree, Target, Wine & Spirits Shoppe	-
311	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	581,405	96.8%	8,810	35.30	-	LA Fitness, Macy's, Rainbow Shops, Ross Dress For Less	-
312	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	94.7%	1,317	7.87	Redner's Warehouse Market	Staples	-
313	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,758	92.3%	1,553	11.33	ALDI	Dollar Tree, Planet Fitness, Rite Aid, VF Outlet	-
314	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	451	10.81	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City	-
315	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,742	17.12	ShopRite	Old Navy, Party City, PetSmart, Ross Dress for Less	Kohl's
316	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	97.6%	802	12.96	Giant Food (Ahold Delhaize)	Penn State Health	Kmart
317	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	97.5%	3,540	11.52	Redner's Warehouse Market	Dollar Tree, Gabe's, National Tire & Battery, PetSmart, Ross Dress for Less, Staples	-
318	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre--Hazleton, PA	2004	306,440	97.9%	2,376	34.31	Walmart Supercenter	Chuck E Cheese, Cracker Barrel, Party City	-
319	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Beaufort, SC	2006	165,039	93.3%	2,371	15.40	Kroger	Stein Mart	-
320	Milestone Plaza	Greenville	SC	Greenville-Anderson-Mauldin, SC	1995	89,721	97.4%	1,587	19.29	BI-LO (Southeastern Grocers)	-	-
321	Circle Center	Hilton Head Island	SC	Hilton Head Island-Bluffton-Beaufort, SC	2000	65,313	96.9%	887	14.01	BI-LO (Southeastern Grocers)	-	-
322	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	173,524	95.5%	1,602	9.80	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning	-
323	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	82.0%	2,369	9.00	-	Gold's Gym, New Spring Church, New York Beauty and Fashion, Sears Outlet	-
324	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Mauldin, SC	2003	131,002	98.9%	2,227	17.19	-	Ross Dress for Less, T.J.Maxx	Target
325	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	1965	360,277	89.4%	3,987	13.03	Publix	Marshalls, NCG Cinemas, Office Depot, Petco, Ross Dress for Less, Stein Mart	-
326	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	86.1%	550	10.84	Food Lion (Ahold Delhaize)	-	-
327	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,027	99.7%	2,841	10.85	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends	-
328	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	95.9%	3,812	11.99	-	Family Leisure, Goldfish Swim School, Grace Church Nashville, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	-
329	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	97.1%	1,921	8.93	-	Belk, Burkes Outlet, Five Below, Hobby Lobby, Marshalls, Ross Dress for Less	-
330	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	122,536	100.0%	907	7.60	-	Badcock Home Furniture, Painted Tree Marketplace, Sears Outlet, Urban Air Adventure Park	-
331	The Commons at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	652,349	95.0%	9,483	15.84	-	Academy Sports + Outdoors, Best Buy, Big Lots, Burlington Stores, Dave & Busters, David's Bridal, DSW, Office Depot, Painted Tree Marketplace, PetSmart, T.J.Maxx	Target, The Home Depot

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 48

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

332	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	85.0%	1,195	12.32	Kroger	Aaron's	-
333	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	100.0%	1,129	13.01	Kroger	-	Walgreens
334	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	98.9%	1,346	7.46	Walmart Supercenter	Dollar Tree	-
335	Parmer Crossing	Austin	TX	Austin-Round Rock, TX	1989	169,405	98.5%	2,121	12.72	Desi Brothers	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture, Planet Fitness	Fry's Electronics
336	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	91.2%	1,324	15.14	-	24 Hour Fitness	-
337	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	100.0%	707	9.87	El Ahorro Supermarket	Dollar Tree, Family Dollar	-
338	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	65.8%	310	10.17	-	99 Cents Only, Citi Trends, Firestone	-
339	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	90.3%	1,044	8.45	-	Tops Printing	-
340	Central Station	College Station	TX	College Station-Bryan, TX	1976	176,598	94.5%	2,908	17.85	-	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's
341	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	100.0%	1,446	27.47	Kroger	CVS	-
342	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	95.8%	1,036	12.77	-	Crunch Fitness, Dollar Tree, Tuesday Morning	-
343	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	95.5%	561	8.87	-	Family Dollar	-
344	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	81.2%	621	11.09	-	Canales, Family Dollar	-
345	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	469	10.31	-	Big Lots, O'Reilly Auto Parts	-
346	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	90.7%	1,098	11.70	El Rio Grande Latin Market	Family Dollar	-
347	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2020	541,168	95.2%	6,381	14.78	El Rancho, Kroger	Fallas, Gen X Clothing, Kids Empire, LA Fitness, Maya Cinema, Ross Dress for Less	-
348	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	93.9%	1,024	9.22	Food Town	Burkes Outlet, Walgreens	-
349	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	92.6%	738	10.72	Albertsons	-	Anytime Fitness
350	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	789,559	95.8%	15,864	21.11	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Marshalls, Nordstrom Rack, Old Navy, Ross Dress for Less, Saks OFF Fifth, Stein Mart, T.J.Maxx	-
351	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	92.0%	1,993	12.70	Tom Thumb (Albertsons)	Goody Goody Wine & Spirits, Stein Mart	-
352	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	93.2%	3,829	20.80	Tom Thumb (Albertsons)	DSW, Ulta	-
353	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	94.4%	1,158	13.79	Truong Nguyen Grocer	-	-
354	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,374	97.5%	1,074	11.08	-	Painted Tree Marketplace, Planet Fitness	-
355	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	97.1%	767	11.03	Kroger	-	-
356	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	982	29.01	Kroger	-	-
357	Braes Heights (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2020	92,904	85.1%	2,096	26.52	-	CVS, Imagination Toys, I W Marks Jewelers, My Salon Suites	-
358	Braes Oaks Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	42,567	89.4%	404	10.62	-	-	-
359	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	98.3%	665	7.40	Food Town	-	-
360	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,717	100.0%	918	12.77	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	-
361	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	105,501	92.7%	1,467	16.03	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors	-
362	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	208,147	95.8%	2,117	10.62	El Rancho	Big Lots, Conn's	-
363	Jester Village (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2020	62,665	94.7%	1,319	22.22	-	24 Hour Fitness	-
364	Jones Plaza (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2020	111,206	74.0%	931	11.31	La Michoacana Supermarket	Aaron's, Fitness Connection	-
365	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,786	100.0%	1,427	8.41	-	Big Lots, Hobby Lobby	-
366	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	99,177	99.4%	942	9.56	Foodarama	Burke's Outlet, Kids Empire	-
367	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	243,798	98.8%	3,412	14.16	Kroger	Big Lots, Petco, Ross Dress for Less, Tuesday Morning	-
368	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	81.4%	271	8.28	El Rancho*	Affordable Furniture, Firestone, TitleMax	-
369	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	223,954	90.2%	2,781	13.99	Sellers Bros.	Conn's, Dollar Tree, Office Depot	-
370	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,559	82.2%	2,174	14.09	El Rancho	99 Cents Only, dd's Discounts (Ross)	-
371	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,704	98.2%	1,646	9.46	-	24 Hour Fitness, Floor & Décor	-

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 49

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

372	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	144,929	93.6%	3,239	23.88	H-E-B	-	-
373	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	83,343	100.0%	1,318	15.95	ALDI	Dollar Tree, Party City, Salon In The Park	-
374	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	245,714	93.3%	2,219	9.68	Fiesta Mart	King Dollar, Marshalls, Sanitas Medical Center	-
375	Fry Road Crossing	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	240,940	99.2%	2,685	11.65	-	Hobby Lobby, Stein Mart	-
376	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	130,096	100.0%	978	7.52	Super 1 Foods	Harbor Freight Tools, PetSense	-
377	Winwood Town Center	Odessa	TX	Odessa, TX	2002	372,534	100.0%	3,314	14.08	H-E-B	dd's Discounts (Ross), Michaels, Office Depot, Party City, Ross Dress for Less, Target	-
378	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	94.3%	2,023	15.63	Kroger	LA Fitness	-
379	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	186,732	94.7%	2,154	12.54	Kroger	Burkes Outlet	-
380	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	94.6%	1,282	8.66	Kroger	American Freight Furniture, Harbor Freight Tools, Walgreens	-
381	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	142,058	80.9%	2,602	23.76	Central Market (H-E-B)	-	-
382	Preston Park Village	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	270,128	82.5%	5,654	25.37	-	Gap Factory Store, Infinite Bounds Gymnastics	-
383	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	97.9%	1,337	11.22	El Rancho	Palais Royal	-
384	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	224,617	93.4%	2,141	10.31	Kroger	Conn's, Harbor Freight Tools, Planet Fitness	-
385	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	100,688	95.9%	1,925	19.94	-	Star Cinema	-
386	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	66,102	96.2%	759	16.70	ALDI	Planet Fitness, Walgreens	-
387	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	75.2%	881	8.82	-	Mountain Run Bowling, Tractor Supply Co.	-
388	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	140,448	95.8%	2,015	14.98	-	Gold's Gym, Hobby Lobby	Kohl's
389	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	88,220	94.9%	1,402	16.75	-	2nd & Charles, Chuck E. Cheese's	-
390	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	100.0%	1,219	13.81	Kroger	Hamrick's	-
391	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	167,875	95.3%	1,476	9.32	-	Dollar Tree, Kohl's, PetSmart	-
392	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	97.7%	2,891	21.75	Trader Joe's	JOANN, Kirkland’s, PetSmart, Ulta	-
393	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	1990	190,242	76.5%	1,049	7.21	-	Dollar Tree, Grand Home Furnishings, Harbor Freight Tools, Marshalls, Ollie's Bargain Outlet	Belk
394	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	100.0%	1,977	8.97	Price Chopper	Dollar Tree, Flagship Cinemas, T.J.Maxx, Walmart	-
395	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	45,920	36.0%	193	11.67	-	-	Walgreens
396	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	1967	219,230	95.9%	3,443	16.37	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls	-
397	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303	97.4%	971	10.14	Pick 'n Save (Kroger)	-	-
398	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	203,545	92.6%	1,374	7.29	-	Hobby Lobby, Kohl's	-
399	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	98.3%	1,306	7.54	Kroger	Big Lots, Dunham's Sports, Peebles	-
400	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	90.7%	782	11.44	-	Office Depot, O'Reilly Auto Parts, T.J.Maxx	-

	TOTAL PORTFOLIO					70,142,984	92.2%	$894,355	$14.80

(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.

Supplemental Disclosure - Three Months Ended March 31, 2020	Page 50